As filed with the Securities and Exchange Commission on June 14, 2006

Securities Act File No. 333-133929

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road,

Plainsboro, New Jersey 08536

(Address of Principal Executive Offices)

Telephone Number: (609) 282-2800

(Area Code and Telephone Number)

Robert C. Doll, Jr.

Merrill Lynch Global Allocation Fund, Inc.

800 Scudders Mill Road, Plainsboro, New Jersey 08536

Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Copies to:

Joel H. Goldberg, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018

Approximate Date of Proposed Public Offering:    As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of common stock, par value $0.10 per share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1. Letter to Shareholders of Merrill Lynch Strategy Growth and Income Fund and Merrill Lynch Strategy Long-Term Growth Fund

2. Questions and Answers to Shareholders of Merrill Lynch Strategy Growth and Income Fund and Merrill Lynch Strategy Long-Term Growth Fund

3. Notice of Special Meeting of Shareholders of Merrill Lynch Strategy Growth and Income Fund and Merrill Lynch Strategy Long-Term Growth Fund

4. Combined Prospectus/Proxy Statement regarding the proposed Reorganization of Merrill Lynch Strategy Growth and Income Fund and Merrill Lynch Strategy Long-Term Growth Fund into the Merrill Lynch Global Allocation Fund, Inc.

5. Statement of Additional Information regarding the proposed Reorganization of Merrill Lynch Strategy Growth and Income Fund and Merrill Lynch Strategy Long-Term Growth Fund into the Merrill Lynch Global Allocation Fund, Inc.

6. Part C Information

7. Exhibits

MERRILL LYNCH STRATEGY SERIES, INC.

Merrill Lynch Strategy Growth and Income Fund

Merrill Lynch Strategy Long-Term Growth Fund

P.O. Box 9011

Princeton, New Jersey 08543-9011

(609) 282-2800

June 14, 2006

Dear Shareholder:

You are cordially invited to attend a special joint shareholder meeting (the “Special Meeting”) of the Merrill Lynch Strategy Growth and Income Fund and the Merrill Lynch Strategy Long-Term Growth Fund, each a series of Merrill Lynch Strategy Series, Inc. (the “Strategy Series Funds”), to be held on Tuesday, August 15, 2006. Before the meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting each Strategy Series Fund.

The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) involving the acquisition of each of the Strategy Series Funds by the Merrill Lynch Global Allocation Fund, Inc. (“Global Allocation Fund”), with an investment objective and investment policies similar to those of the Strategy Series Funds. This proposed Reorganization is part of the effort to consolidate certain of the comparable mutual funds advised by Merrill Lynch Investment Managers, L.P. (“MLIM”) to eliminate redundancies and achieve certain operating efficiencies. MLIM or its affiliates will pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the Strategy Series Funds will not bear the costs of the Reorganization.

As you know, the Strategy Series Funds are advised by Fund Asset Management, L.P. (“FAM”), an affiliate of MLIM, and the Global Allocation Fund is advised by MLIM. The proposal you will be asked to consider at the meeting arises at the same time as the agreement by Merrill Lynch & Co., Inc. (“Merrill Lynch”) to combine MLIM and certain affiliates, including FAM, with BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products, with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock’s current majority shareholder, and is expected to close at the end of the third quarter of 2006.

The Board of Directors of Merrill Lynch Strategy Series, Inc., on behalf of each of the Strategy Series Funds, believes the Reorganization is in the best interests of the respective Strategy Series Fund and its shareholders, and unanimously recommends that you vote “For” the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

•	By calling us toll-free at 1-866-752-6486;

•	By Internet at www.vote.proxy-direct.com;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

Robert C. Doll, Jr.

President and Director

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q: Why is a shareholder meeting being held?

A: You are being asked to approve an agreement and plan of reorganization (the “Reorganization”) between the Merrill Lynch Strategy Series, Inc. (“Strategy Series”), on behalf of the Merrill Lynch Strategy Growth and Income Fund and Merrill Lynch Strategy Long-Term Growth Fund (the “Strategy Series Funds”), each a series of Strategy Series, and the Merrill Lynch Global Allocation Fund, Inc. (the “Global Allocation Fund”), a fund that pursues an investment objective and investment policies similar to that of the Strategy Series Funds. If the proposed Reorganization is approved and completed, an account at the Global Allocation Fund will be set up in your name, you will become a shareholder of the Global Allocation Fund and each Strategy Series Fund will be terminated as a series of Strategy Series. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Global Allocation Fund.

Q: How does the Board of Directors suggest that I vote?

A: After careful consideration, the Board of Directors of Strategy Series, on behalf of each of the Strategy Series Funds (the “Strategy Series Funds Board”), has determined that the proposed Reorganization will benefit the shareholders of each of the Strategy Series Funds and recommends that you cast your vote “For” the proposed Reorganization. The Strategy Series Funds Board anticipates that shareholders of each of the Strategy Series Funds will benefit from (i) the similarities between the investment objectives and policies of the Strategy Series Funds and the Global Allocation Fund, (ii) the expected operating efficiencies from the larger net asset size of the combined fund, and (iii) the combined fund having projected net operating expenses below those of each of the Strategy Series Funds prior to the Reorganization after taking into account any contractual or voluntary fee waivers, although the management fee of the Global Allocation Fund is higher than that of each of the Strategy Series Funds.

Q: How will the Reorganization affect me?

A: If shareholders of each Strategy Series Fund approve the proposed Reorganization, substantially all the assets and certain stated liabilities of each Strategy Series Fund will be combined with those of the Global Allocation Fund, an account will be set up in your name at the Global Allocation Fund and you will receive shares of the Global Allocation Fund. You will receive the same class of shares of the Global Fund as you currently hold of a Strategy Series Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of each Strategy Series Fund will hold a smaller percentage of ownership in the combined fund than he or she held in each Strategy Series Fund prior to the Reorganization. In addition, the Reorganization of one Strategy Series Fund is not dependent on the consummation of the Reorganization of the other Strategy Series Fund.

Q. In the Reorganization, will I receive shares of the Global Allocation Fund of the same class as the shares of each Strategy Series Fund that I now hold?

A. You will receive shares of the Global Allocation Fund of the same class as the shares you own of each Strategy Series Fund.

Q. Will I own the same number of shares of the Global Allocation Fund as I currently own of each Strategy Series Fund?

A. No, you will receive shares of the Global Allocation Fund with the same aggregate net asset value as the shares of each Strategy Series Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of each Strategy Series Fund and the Global Allocation Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the Global Allocation Fund is lower than the net asset value of the corresponding share of a Strategy Series Fund, you will receive a greater number of shares of the Global Allocation Fund in the Reorganization than you held in that Strategy Series Fund before the Reorganization. On the other hand, if the net asset value of a share of the Global Allocation Fund is higher than the net asset value of the corresponding share of a Strategy Series Fund, you will receive fewer shares of the Global Allocation Fund in the Reorganization than you held in that Strategy Series Fund before the Reorganization. The aggregate net asset value of your Global Allocation Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Strategy Series Fund shares immediately prior to the Reorganization.

Q. Will my privileges as a shareholder change after the Reorganization?

A. Your rights as a shareholder will not change in any substantial way as a result of the Reorganization; however, as shareholders of the Global Allocation Fund, you will be subject to a 2.00% fee on redemptions (by sale or exchange) of shares made within 30 days of purchase or exchange. In addition, the shareholder services available to you after the Reorganization will be substantially the same or may become more favorable.

Q: Who will advise the Global Allocation Fund once the Reorganization is completed?

A: As you know, the Strategy Series Funds are advised by Fund Asset Management, L.P. (“FAM”), an affiliate of Merrill Lynch Investment Managers, L.P. (“MLIM”). Merrill Lynch & Co., Inc. (“Merrill Lynch”) has agreed to combine MLIM and its affiliates with BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. As a result of this transaction, BlackRock Advisors, Inc. or its successor (“BlackRock Advisors”), is expected to become the investment adviser of the Global Allocation Fund. It is not, however, a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463.1 billion in assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock’s current majority shareholder, and is expected to close at the end of the third quarter of 2006. Assuming completion of the transaction between MLIM and BlackRock, the Global Allocation Fund is expected to be managed by BlackRock Advisors, a wholly-owned subsidiary of BlackRock, pursuant to an investment advisory agreement to be entered into following the completion of the combination of MLIM and BlackRock.

Q: Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A: No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Global Allocation Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Strategy Series Fund shares or (ii) you purchased your shares of any other fund advised by MLIM or its affiliates and subsequently exchanged them for shares of the Strategy Series Fund.

Q: How do operating expenses paid by the Global Allocation Fund compare to those payable by the Strategy Series Funds?

A: Following the Reorganization, the Global Allocation Fund’s net projected operating expenses are expected to be below those of each Strategy Series Fund after taking into account any contractual or voluntary fee waivers, although the management fee of the Global Allocation Fund is higher than that of each of the Strategy Series Funds.

Q: What will I have to do to open an account in the Global Allocation Fund? What happens to my account if the Reorganization is approved?

A: If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the Global Allocation Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Global Allocation Fund as you currently hold of each Strategy Series Fund. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of each Strategy Series Fund, it is not necessary to surrender such certificates.

Q: Will I have to pay any federal taxes as a result of the Reorganization?

A: The Reorganization of each of the Strategy Series Funds is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization of each of the Strategy Series Funds so qualifies, in general, each Strategy Series Fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange solely for shares of the Global Allocation Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the Global Allocation Fund in connection with the Reorganization.

A portion of the portfolio assets of each Strategy Series Fund may be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Strategy Series Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the appropriate Strategy Series Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Q: What if I redeem or exchange my shares before the Reorganization takes place?

A: If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction and any applicable redemption fees will be applied. Also, in the case of redemptions, you will be responsible for payment of any applicable contingent deferred sales charges or redemption fees, in the case of the Global Allocation Fund.

Q: How do I vote my proxy?

A: You may cast your vote by mail, telephone or internet or in person at the special shareholder meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions.

Q: When will the Reorganization occur?

A: If approved by shareholders, the Reorganization is expected to occur at or about the same time as the transaction between MLIM and BlackRock, which is expected to occur at the end of the third quarter of 2006.

The Reorganization will not take place with respect to a Strategy Series Fund if the Reorganization is not approved by that Strategy Series Fund’s shareholders at its Special Meeting. The Reorganization of one Strategy Series Fund is not dependent on the consummation of the Reorganization of the other Strategy Series Fund.

Q: Whom do I contact for further information?

A: You can contact your financial adviser for further information. You may also call Computershare Fund Services, our proxy solicitation firm at 1-866-752-6486.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

MERRILL LYNCH STRATEGY SERIES, INC.

Merrill Lynch Strategy Growth and Income Fund

Merrill Lynch Strategy Long-Term Growth Fund

P.O. Box 9011

Princeton, New Jersey 08543-9011

(609) 282-2800

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 15, 2006

To the Shareholders:

This is to notify you that a Joint Special Meeting of Shareholders (the “Special Meeting”) of the Merrill Lynch Strategy Growth and Income Fund and the Merrill Lynch Strategy Long-Term Growth Fund, each a series of Merrill Lynch Strategy Series, Inc. (the “Strategy Series Funds”) will be held on Tuesday, August 15, 2006 at 9:00 a.m., Eastern time, at the offices of Fund Asset Management, L.P., at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, for the following purposes:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which each Strategy Series Fund would transfer substantially all of its assets and certain stated liabilities to the Merrill Lynch Global Allocation Fund, Inc. (the “Global Allocation Fund”) in exchange solely for Class A, Class B, Class C, Class I and Class R shares of the Global Allocation Fund, which will be distributed by each Strategy Series Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the Strategy Series Funds has fixed the close of business on June 2, 2006 as the record date for determination of shareholders of each Strategy Series Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponement thereof.

It is very important that your voting instructions be received prior to the Special Meeting date. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in either of the Strategy Series Funds. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see pages 44-45 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

Alice A. Pellegrino

Secretary

Plainsboro, New Jersey

June 14, 2006

COMBINED PROSPECTUS/PROXY STATEMENT

MERRILL LYNCH STRATEGY SERIES, INC.

Merrill Lynch Strategy Growth and Income Fund

Merrill Lynch Strategy Long-Term Growth Fund

P.O. Box 9011

Princeton, New Jersey 08543-9011

(609) 282-2800

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

(609) 282-2800

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the Merrill Lynch Strategy Growth and Income Fund and/or the Merrill Lynch Strategy Long-Term Growth Fund (the “Strategy Series Funds”), each a series of the Merrill Lynch Strategy Series, Inc. (“Strategy Series”). A special meeting of shareholders of the Strategy Series Funds (the “Special Meeting”) will be held at the offices of Fund Asset Management, L.P. (“FAM”), at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, August 15, 2006 at 9:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of each Strategy Series Fund at the close of business on June, 2, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of each Strategy Series Fund on or about June 23, 2006. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Directors of each Strategy Series Fund requests that shareholders vote their shares by completing and returning the enclosed form of proxy.

The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which each Strategy Series Fund would transfer substantially all of its assets and certain stated liabilities to the Merrill Lynch Global Allocation Fund, Inc. (the “Global Allocation Fund”) in exchange solely for Class A, Class B, Class C, Class I and Class R shares of the Global Allocation Fund, which will be distributed by each Strategy Series Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of Strategy Series, on behalf of each of the Strategy Series Funds (the “Strategy Series Funds Board”), and the Board of Directors of the Global Allocation Fund (the “Global Allocation Fund Board”), have each approved a reorganization (the “Reorganization”) by which each Strategy Series Fund, each a separate series of Strategy Series, an open-end investment company, would be acquired by the Global Allocation Fund, an open-end investment company. The Global Allocation Fund has an investment objective similar to those of each Strategy Series Fund. The Global Allocation Fund and the Strategy Series Funds, however, employ differing strategies to achieve their objectives as the Strategy Series Funds are funds of funds, and the Global Allocation Fund invests directly in equity, fixed-income and money market securities. The Reorganization is being proposed at the same time as the agreement by Merrill Lynch & Co., Inc. (“Merrill Lynch”), to combine Merrill Lynch Investment Managers, L.P. and certain affiliates, including FAM (collectively, “MLIM”) with BlackRock, Inc. (“BlackRock”) to form a new asset management company. The Reorganization is part of a larger initiative to consolidate certain of the MLIM funds with comparable funds in order to eliminate redundancies and achieve certain operating efficiencies. As you know, the Strategy Series Funds are advised by FAM. The Global

Allocation Fund currently is managed by MLIM. When the transaction between MLIM and BlackRock is completed, the Global Allocation Fund is expected to be managed by BlackRock Advisors, Inc. or its successor (“BlackRock Advisors”). It is not, however, a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock discussed above shall have been completed.

If the Strategy Series Funds’ shareholders approve the Reorganization, each Strategy Series Fund will transfer substantially all of its assets and certain stated liabilities to the Global Allocation Fund. The Global Allocation Fund will simultaneously issue shares to each Strategy Series Fund in an amount equal to the aggregate net asset value of the outstanding shares of each Strategy Series Fund. Immediately thereafter, each Strategy Series Fund will distribute these shares of the Global Allocation Fund to its shareholders. After distributing these shares, each Strategy Series Fund will be terminated as a series of Strategy Series. When the Reorganization is complete, Strategy Series Funds’ shareholders will hold the same or a similar class of shares of the Global Allocation Fund as they currently hold of each Strategy Series Fund. The aggregate net asset value of the Global Allocation Fund shares received in the Reorganization will equal the aggregate net asset value of Strategy Series Fund shares held immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of a Strategy Series Fund will hold a smaller percentage of ownership in the combined fund than such shareholder held in the respective Strategy Series Fund prior to the Reorganization. The Reorganization of one Strategy Series Fund is not dependent on the consummation of the Reorganization of the other Strategy Series Fund. After the Reorganization, the Global Allocation Fund will continue to operate as a registered open-end investment company.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Strategy Series Funds should know before voting on the Reorganization and constitutes an offering of Class A, Class B, Class C, Class I and Class R shares of the Global Allocation Fund only. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated June 14, 2006 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the Global Allocation Statement of Additional Information for existing Class A, Class B, Class C, Class I and Class R shares (the “Global Allocation SAI”) dated February 27, 2006 (and as currently supplemented); and

•	the Prospectus and Statement of Additional Information containing additional information about the Strategy Series Funds (the “Strategy Series Prospectus”), dated April 27, 2006 (and as currently supplemented).

In addition, the following documents have been filed with the SEC and are incorporated by reference into (legally considered to be part of) and also accompany this Combined Prospectus/Proxy Statement:

•	the Global Allocation Fund Prospectus for existing Class A, Class B, Class C, Class I and Class R shares (the “Global Allocation Prospectus”) dated February 27, 2006 (and as currently supplemented); and

•	the Annual Report to Shareholders of the Global Allocation Fund for the fiscal year ended October 31, 2005 (the “Global Allocation Fund Annual Report”).

Except as otherwise described herein, the policies and procedures set forth under “About Your Investment” in the Global Allocation Fund Prospectus will apply to the Class A, Class B, Class C, Class I and Class R shares to be issued by the Global Allocation Fund in connection with the Reorganization. These documents are on file with the SEC. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Merrill Lynch Global Allocation Fund, Inc.	Merrill Lynch Strategy Growth and Income Fund
P.O. Box 9011	Merrill Lynch Strategy Long-Term Growth Fund
Princeton, New Jersey 08543-9011	c/o Merrill Lynch Strategy Series, Inc.
1-800-995-6526	P.O. Box 9011
Princeton, NJ 08543-9011
1-800-995-6526

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at www.mlfundsproxy (for Merrill Lynch clients) or www.fundproxy.com (for non-Merrill Lynch clients).

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	1-800-551-8090

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
(duplicating fee required)

By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

The Strategy Series Funds Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is June 14, 2006.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The Strategy Series Funds and the Global Allocation Fund are each open-end management investment companies registered with the SEC. The Strategy Series Funds are each organized as a separate series of Strategy Series. Strategy Series and Global Allocation Fund are each organized as corporations under the laws of the State of Maryland. The primary investment objective of the Merrill Lynch Strategy Growth and Income Fund (“Growth & Income Fund”) is to provide high total return with reduced risk over the long term. The primary objective of the Merrill Lynch Strategy Long-Term Growth Fund (“Long-Term Growth Fund”) is to provide long term capital growth. The Global Allocation Fund’s investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. In other words, the Global Allocation Fund seeks to achieve a combination of capital growth and income. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, FAM Distributors, Inc., and numerous intermediaries. Shareholders of each Fund have the right to exchange their shares for shares of the same class of other funds managed by the same adviser, or such adviser’s affiliates, subject to certain limitations. Each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to contingent deferred sales charges and redemption fees, in the case of the Global Allocation Fund). In addition, the Reorganization of one Strategy Series Fund is not dependent on the consummation of the Reorganization of the other Strategy Series Fund.

The Proposed Reorganization

The Strategy Series Funds Board, including the Directors who are not “interested persons” of Strategy Series (as defined in the 1940 Act) has unanimously approved the Reorganization Agreement. The Global Allocation Fund Board, including the independent directors, has also unanimously approved the Reorganization Agreement. Subject to approval by each Strategy Series Fund shareholders, the Reorganization Agreement provides for:

•	the transfer of substantially all the assets and certain stated liabilities of each Strategy Series Fund to the Global Allocation Fund in exchange for Class A, Class B, Class C, Class I and Class R shares of the Global Allocation Fund;

•	the distribution of such shares to the Strategy Series Funds’ shareholders; and

•	the termination of each Strategy Series Fund as a series of Strategy Series.

If the proposed Reorganization is approved and completed, the Strategy Series Funds’ shareholders would hold shares of the same class of the Global Allocation Fund as they currently hold of each Strategy Series Fund with an aggregate net asset value equal to the aggregate net asset value of Strategy Series Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The Reorganization arises at the same time as the agreement by MLIM’s parent company, Merrill Lynch, to combine MLIM with BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM funds in order to eliminate redundancies and achieve certain operating efficiencies. As you know, the Strategy Series Funds are advised by FAM. As a result of this transaction, BlackRock Advisors, an affiliate of BlackRock, is expected to become the investment adviser to the Global Allocation Fund. However, it is not a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463.1 billion of assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Merrill Lynch will hold no more than a 49.8% economic stake and 45% of the common stock of the new company, and the common stock interest of BlackRock’s current majority shareholder, The PNC Financial Services Group, Inc. (“PNC”), will be diluted to about 34%. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares in accordance with the recommendation of the new company’s board of directors on all matters, including election of directors. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

In approving the Reorganization Agreement, the Strategy Series Funds Board, including the independent Directors, determined that participation in the Reorganization is in the best interests of each Strategy Series Fund and its shareholders and that the interests of the shareholders of each Strategy Series Fund will not be diluted as a result of the Reorganization. Since BlackRock Advisors is expected to become the investment adviser to the combined fund, before reaching these conclusions, the Strategy Series Funds Board and the independent Directors engaged in a thorough review process relating to BlackRock and the proposed transactions, including the Reorganization. As part of this process, the Strategy Series Funds Board held special meetings on April 10, April 13, April 27 and May 8, 2006 to meet with senior executives of BlackRock and MLIM to review the proposed transactions. At those meetings, the Directors conducted due diligence, including an examination of the Reorganization proposal and the qualifications and resources of BlackRock Advisors and the new company. The Directors also met with executives and investment professionals of BlackRock and MLIM. At the May 8, 2006 meeting the entire Strategy Series Funds Board approved the Reorganization.

The factors considered by the Strategy Series Funds Board with regard to the Reorganization include, but are not limited to, the following:

•	The fact that of the investment objectives and policies of each Strategy Series Fund and the Global Allocation Fund are similar. See “Comparison of the Strategy Series Funds and the Global Allocation Fund—Investment Objectives and Principal Investment Strategies.”

•	The expectation that the combined fund will achieve certain operating efficiencies from its larger net asset size.

•	The expectation that the combined fund will have net operating expenses below those of each Strategy Series Fund prior to the Reorganization after taking into account any contractual or voluntary fee waivers, although the management fee of the Global Allocation Fund is higher than that of each of the Strategy Series Funds.

•	The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•	The composition of the investment team that will manage the combined fund, the team’s investment style and strategies (as described below under “Comparison of the Strategy Series Funds and the Global

Allocation Fund—Investment Objectives and Principal Investment Strategies”), and broad information about performance of the Global Allocation Fund and the Strategy Series Funds. See “Management of the Funds.”

•	The relative performance histories of each Fund.

•	The tax effects of the proposed Reorganization, considering historical and pro forma tax attributes of the Growth & Income Fund and the Long-Term Growth Fund and the effect of the Reorganization on certain tax losses of the Growth & Income Fund and the Long-Term Growth Fund. The Directors considered the potentially negative tax impact of the Reorganization on shareholders under a range of circumstances and determined that any such impact was likely to be outweighed by the benefits of the Reorganization to shareholders, in particular by the expected savings through reduced expenses.

•	The costs associated with the Reorganization will be absorbed by MLIM or its affiliates and will not be borne by shareholders.

The Strategy Series Funds Board also considered the fact that:

•	The new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

For these and other reasons, the Strategy Series Funds Board unanimously concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is in the best interests of each Strategy Series Fund and its shareholders and that the interests of existing shareholders of each Strategy Series Fund will not be diluted with respect to net asset value as a result of consummation of the proposed Reorganization. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

By a separate notice and proxy statement, shareholders of each of the Strategy Series Funds and the Global Allocation Fund are being asked to approve an investment advisory agreement with BlackRock Advisors to take effect after the completion of the transaction between MLIM and BlackRock. If the Reorganization is not approved by shareholders of each of the Strategy Series Funds but the investment advisory agreement with BlackRock Advisors is approved, each Strategy Series Fund will continue to operate for the time being as a separate series of Strategy Series advised by BlackRock Advisors, and the Strategy Series Funds Board will consider other alternatives to the Reorganization. If neither the Reorganization nor the new investment advisory agreement is approved by shareholders of each Strategy Series Fund, the Strategy Series Funds Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the Strategy Series Funds Board may be required to liquidate each Strategy Series Fund. Any such liquidation would be a taxable event for shareholders.

The Strategy Series Funds Board unanimously recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The primary investment objective of the Growth & Income Fund is to provide high total return with reduced risk over the long term. The primary investment objective of the Long-Term Growth Fund is to provide long term capital growth. The Global Allocation Fund’s investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. In other words, the Global Allocation Fund seeks to achieve a combination of capital growth and income. The Strategy Series Funds’ and the Global Allocation Fund’s investment objectives are fundamental policies that may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. The combined fund will pursue the Global Allocation Fund’s investment objective.

Principal Investment Strategies. Each Strategy Series Fund is a “fund of funds,” which means that it seeks to achieve its investment objective primarily through investments in a combination of underlying mutual funds (the “Underlying Funds”). The Strategy Series Funds seek to achieve their investment objectives by investing in Underlying Funds managed or distributed by FAM or one its affiliates. Each Fund starts with a strategic target allocation between investments in equity securities and fixed-income securities. The equity portion is then allocated among Underlying Funds, each of which reflects a specific equity market segment. The fixed-income portion is allocated to a single Underlying Fund that reflects a broad range of dollar-denominated investment grade bonds with maturities greater than one year.

The Growth & Income Fund’s equity portion has a target of 55%, with a range of 40% to 70% and its fixed-income portion has a target of 45%, with a range of 30% to 60%. The Long-Term Growth Fund’s equity portion has a target of 75%, with a range of 60% to 90%, and its fixed-income portion has a target of 25%, with a range of 10% to 40%. The equity portion of each Strategy Series Fund is invested in the Master Large Cap Growth Portfolio, Master Large Cap Value Portfolio, Master S&P 500 Index Series, Master Mid Cap Index Series, Master Small Cap Index Series and Master International Index Series. The fixed-income portion of each Strategy Series Fund is invested in the Master Aggregate Bond Index Series. Each Strategy Series Fund may also invest some of its assets directly in individual securities and other financial instruments, including derivative instruments.

The Global Allocation Fund seeks to achieve its investment objective by investing in a portfolio of U.S. and foreign equity, debt and money market securities. Generally, the Global Allocation Fund’s portfolio will include both equity and debt securities, however, the Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Fund mainly seeks securities that management believes are undervalued. The Global Allocation Fund may buy debt securities of varying maturities and may invest in high yield or junk bonds. The Global Allocation Fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. There are no prescribed limits on the geographical allocation of Fund assets, however, MLIM anticipates that it will invest primarily in the securities of corporate and governmental issuers domiciled or located in North and South America, Europe, Australia and the Far East. MLIM expects that a portion of the Fund’s assets normally will be invested in the U.S. securities markets and the other major capital markets.

The debt securities in which the Global Allocation Fund may invest are primarily those that are rated investment grade by Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or that possess, in MLIM’s judgment, similar credit characteristics. The Fund may invest up to 35% of its assets in debt securities that are below investment grade, or “junk bonds” (rated below BBB by S&P or below Baa by Moody’s) or that are considered by MLIM to be of comparable credit quality.

The combined fund’s principal investment strategies will be those of the Global Allocation Fund.

Comparison. While the Funds employ differing strategies to achieve their objectives, the Funds’ investment objectives and philosophies are similar. The Strategy Series Funds are funds of funds, investing primarily in Underling Funds, and the Global Allocation Fund invests directly in equity, fixed-income and money market securities. The Strategy Series Funds’ target profiles of equity and fixed-income securities are different. Although the Funds use different strategies to achieve their respective objectives, the Funds remain exposed to similar underlying equity securities and investments and have similar risk profiles. The Global Allocation Fund, however, may invest up to 35% of its assets in “junk” bonds, while the Strategy Series Funds invest in an Underlying Fund limited to investment grade or, if unrated, comparable quality fixed-income securities. In addition, the Global Allocation Fund invests a substantial portion of its assets in foreign equity and debt compared with the Strategy Series Funds. For additional information on risks, see “Comparison of the Strategy Series Funds and the Global Allocation Fund—Principal and Other Investment Risks.”

The combined fund will use the Global Allocation Fund’s benchmark and policies. While the Global Allocation Fund and the Strategy Series Funds have different benchmarks and certain differences in policies, the Funds pursue similar investment objectives.

For information about the fundamental investment restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

If the Reorganization is approved and completed, holders of Strategy Series Fund Class A Shares will receive Global Allocation Fund Class A Shares, holders of Strategy Series Fund Class B Shares will receive Global Allocation Fund Class B Shares, holders of Strategy Series Fund Class C Shares will receive Global Allocation Fund Class C Shares, holders of Strategy Series Fund Class I Shares will receive Global Allocation Fund I Shares, and holders of Strategy Series Fund Class R Shares will receive Global Allocation Fund Class R Shares. The Reorganization of one Strategy Series Fund, however, is not dependent on the consummation of the Reorganization of the other Strategy Series Fund.

Fee Table for of the Global Allocation Fund, the Growth & Income Fund, the Long-Term Growth Fund and the Pro Forma Combined Fund as of October 31, 2005 (unaudited)

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization had taken place on October 31, 2005 and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below. In addition, the Reorganization of one Strategy Series Fund is not dependent on the consummation of the Reorganization of the other Strategy Series Fund.

	Actual						Pro Forma		Actual						Pro Forma
	Global Allocation Fund		Long- Term Growth Fund		Growth & Income Fund		Global Allocation Combined Fund*		Global Allocation Fund		Long- Term Growth Fund		Growth & Income Fund		Global Allocation Combined Fund*
	Class A		Class A		Class A		Class A		Class B(b)		Class B(b)		Class B(b)		Class B(b)
Shareholder Fees (fees paid directly from a shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25	%(c)	5.25	%(c)	5.25	%(c)	5.25	%(c)	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	None	(d)	None	(d)	4.00	%(c)	4.00	%(c)	4.00	%(c)	4.50	%(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None		None		None
Redemption Fee	2.00	%(e)	None		None		2.00	%(e)	2.00	%(e)	None		None		2.00	%(e)
Exchange Fee	None		None		None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75	%(j)	0.15%		0.15%		0.75	%(j)	0.75	%(j)	0.15%		0.15%		0.75	%(j)
Distribution and/or Service (12b-1) Fees(f)	0.25%		0.25%		0.25%		0.25%		1.00%		1.00%		1.00%		1.00%
Other Expenses (including administration and transfer agency fees)(g)(h)	0.17%		0.81%		1.15%		0.17%		0.19%		0.83%		1.18%		0.19%
Underlying Fund Expenses(i)	N/A		0.05%		0.05%		N/A		N/A		0.05%		0.05%		N/A

Total Annual Fund Operating Expenses	1.17	%(j)	1.26%		1.60%		1.17	%(j)	1.94	%(j)	2.03%		2.38%		1.94	%(j)

(footnotes appear on page 11)

	Actual						Pro Forma		Actual				Pro Forma
	Global Allocation Fund		Long- Term Growth Fund		Growth & Income Fund		Global Allocation Combined Fund*		Global Allocation Fund		Long- Term Growth Fund	Growth & Income Fund	Global Allocation Combined Fund*
	Class C		Class C		Class C		Class C		Class I		Class I	Class I	Class I
Shareholder Fees (fees paid directly from a Shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None		None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00	%(c)	1.00	%(c)	1.00	%(c)	1.00	%(c)	None		None	None	None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None	None	None
Redemption Fee	2.00	%(e)	None		None		2.00	%(e)	2.00	%(e)	None	None	2.00	%(e)
Exchange Fee	None		None		None		None		None		None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75	%(j)	0.15%		0.15%		0.75	%(j)	0.75	%(j)	0.15%	0.15%	0.75	%(j)
Distribution and/or Service (12b-1) Fees(f)	1.00%		1.00%		1.00%		1.00%		None		None	None	None
Other Expenses (including administration and transfer agency fees)(g)(h)	0.19%		0.83%		1.16%		0.19%		0.17%		0.81%	1.14%	0.17%
Underlying Fund Expenses(i)	N/A		0.05%		0.05%		N/A		N/A		0.05%	0.05%	N/A

Total Annual Fund Operating Expenses	1.94	%(j)	2.03%		2.36%		1.94	%(j)	0.92	%(j)	1.01%	1.34%	0.92	%(j)

	Actual						Pro Forma
	Global Allocation Fund		Long- Term Growth Fund		Growth & Income Fund		Global Allocation Combined Fund*
	Class R		Class R		Class R		Class R
Shareholder Fees (fees paid directly from a Shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None		None		None		None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None
Redemption Fee	2.00	%(e)	None		None		2.00	%(e)
Exchange Fee	None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75	%(j)	0.15%		0.15%		0.75	%(j)
Distribution and/or Service (12b-1) Fees(f)	0.50%		0.50	%(k)	0.50	%(k)	0.50%
Other Expenses (including administration and transfer agency fees)(g)(h)	0.17%		0.84%		1.16%		0.17%
Underlying Fund Expenses(i)	N/A		0.05%		0.05%		N/A

Total Annual Fund Operating Expenses	1.42	%(j)	1.54	%(k)	1.86	%(k)	1.42	%(j)

(footnotes appear on page 11)

*	Assuming the Reorganization had taken place on October 31, 2005.
(a)	In addition, certain securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares.
(b)	Class B shares automatically convert to Class A shares about eight years after initial purchase and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	A shareholder may pay a deferred sales charge if such shareholder purchases $1 million or more and redeems within one year.
(e)	A redemption fee may be charged on redemptions (by sale or exchange) of Fund shares made within 30 days of purchase or exchange.
(f)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectus of the Global Allocation Fund, the Prospectus of the Long-Term Growth Fund and the Growth & Income Fund and all other Fund materials. If a shareholder holds Class B, Class C or Class R shares in the Global Allocation Fund, the Long-Term Growth Fund or the Growth & Income Fund over time, it may cost that shareholder more in distribution (12b-1) fees than the maximum sales charge that such shareholder would have paid if he or she had bought one of the other classes.
(g)	Financial Data Services, Inc., an affiliate of MLIM and FAM, provides transfer agency services to the Funds. Each Fund pays a fee for these services. The Fund’s investment adviser, and/or such adviser’s affiliates, also provides certain accounting services to the Funds and each Fund reimburses its investment adviser, or such adviser’s affiliates for such services.
(h)	The Long-Term Growth Fund and the Growth & Income Fund each pay an administration fee at an annual rate of 0.35% of each Fund’s average daily net assets.
(i)	“Underlying Fund Expenses” for each Strategy Series Funds are based upon the assets of each Strategy Series Funds that are invested in each Underlying Fund and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund Expenses incurred by each Strategy Series Fund may vary with changes in the allocation of each such Fund’s assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
(j)	MLIM has agreed to voluntarily waive a portion of the Management Fee of the Global Allocation Fund. MLIM may discontinue or reduce this waiver at any time without notice. As of October 31, 2005, MLIM received a fee, net of voluntary waiver, at an annual rate of 0.68% of the Fund’s average daily net assets. After taking into account this fee waiver, the Total Annual Fund Operating Expense Ratios are 1.09%, 1.86%, 1.86%, 0.84% and 1.35% for the Global Allocation Fund and 1.10%, 1.87%, 1.87%, 0.85% and 1.36% for the Pro Forma Global Allocation Combined Fund for Classes A, B, C, I and R, respectively.
(k)	The Long-Term Growth Fund and the Growth & Income Fund did not pay a portion of their Class R distribution fees for the twelve month period ended October 31, 2005 due to regulatory fee limits. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

Examples:

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Global Allocation Fund	$638	$877	$1,135	$1,871
Long-Term Growth Fund	$647	$904	$1,180	$1,968
Growth & Income Fund	$679	$1,003	$1,350	$2,325
Pro Forma Global Allocation Combined Fund*	$638	$877	$1,135	$1,871
Class B
Global Allocation Fund	$597	$909	$1,247	$2,065	**
Long-Term Growth Fund	$606	$937	$1,293	$2,161	**
Growth & Income Fund	$641	$1,042	$1,470	$2,522	**
Pro Forma Global Allocation Combined Fund*	$647	$959	$1,247	$2,065	**
Class C
Global Allocation Fund	$297	$609	$1,047	$2,264
Long-Term Growth Fund	$306	$637	$1,093	$2,358
Growth & Income Fund	$339	$736	$1,260	$2,696
Pro Forma Global Allocation Combined Fund*	$297	$609	$1,047	$2,264
Class I
Global Allocation Fund	$94	$293	$509	$1,131
Long-Term Growth Fund	$103	$322	$558	$1,236
Growth & Income Fund	$136	$425	$734	$1,613
Pro Forma Global Allocation Combined Fund*	$94	$293	$509	$1,131
Class R
Global Allocation Fund	$145	$449	$776	$1,702
Long-Term Growth Fund	$157	$486	$839	$1,834
Growth & Income Fund	$189	$585	$1,006	$2,180
Pro Forma Global Allocation Combined Fund*	$145	$449	$776	$1,702

(footnotes appear on next page)

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Global Allocation Fund	$638	$877	$1,135	$1,871
Long-Term Growth Fund	$647	$904	$1,180	$1,968
Growth & Income Fund	$679	$1,003	$1,350	$2,325
Pro Forma Global Allocation Combined Fund*	$638	$877	$1,135	$1,871
Class B
Global Allocation Fund	$197	$609	$1,047	$2,065	**
Long-Term Growth Fund	$206	$637	$1,093	$2,161	**
Growth & Income Fund	$241	$742	$1,270	$2,522	**
Pro Forma Global Allocation Combined Fund*	$197	$609	$1,047	$2,065	**
Class C
Global Allocation Fund	$197	$609	$1,047	$2,264
Long-Term Growth Fund	$206	$637	$1,093	$2,358
Growth & Income Fund	$239	$736	$1,260	$2,696
Pro Forma Global Allocation Combined Fund*	$197	$609	$1,047	$2,264
Class I
Global Allocation Fund	$94	$293	$509	$1,131
Long-Term Growth Fund	$103	$322	$558	$1,236
Growth & Income Fund	$136	$425	$734	$1,613
Pro Forma Global Allocation Combined Fund*	$94	$293	$509	$1,131
Class R
Global Allocation Fund	$145	$449	$776	$1,702
Long-Term Growth Fund	$157	$486	$839	$1,834
Growth & Income Fund	$189	$585	$1,006	$2,180
Pro Forma Global Allocation Combined Fund*	$145	$449	$776	$1,702

*	Assuming the Reorganization had taken place on October 31, 2005.
**	Assumes conversion to Class A shares approximately eight years after purchase.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the Strategy Series Funds, the Global Allocation Fund, nor their respective shareholders, will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the Strategy Series Funds and the Global Allocation Fund will receive a ruling from the Internal Revenue Service (“IRS”) and, if such ruling is not received by the Closing Date, an opinion from Sidley Austin LLP to that effect. An opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of either of the Strategy Series Funds are sold by the Strategy Series Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Strategy Series Funds’ basis in such assets. Any gains will be distributed to the Strategy Series Fund’s shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each Strategy Series Fund and the Global Allocation Fund are substantially similar. However, as shareholders of the Global Allocation Fund, you will be subject to a 2.00%. fee on redemptions (by sale or exchange) of shares made within 30 days of purchase or exchange. Because the Global Allocation Fund may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Global Allocation Fund calculates its net asset value, it may be more subject to the risks of time zone arbitrage (also known as “Market-timing”) than the Strategy Series Funds. For this reason, the Global Allocation Fund may, at times, fair value its portfolio securities more frequently.

COMPARISON OF THE STRATEGY SERIES FUNDS

AND THE GLOBAL ALLOCATION FUND

Principal and Other Investment Risks

Because of their similar investment objectives, the Strategy Series Funds and the Global Allocation Fund are subject to similar investment risks. The Global Allocation Fund, however, is subject to the risks associates with investing in “junk bonds,” and an increased foreign and emerging markets risk. The following discussion describes the principal and certain other risks that may affect the combined fund. You will find additional descriptions of specific risks in the prospectuses for the Strategy Series Funds and the Global Allocation Fund.

There can be no guarantee that shares of the combined fund will not lose value. This means shareholders of the Funds and shareholders of the combined fund could lose money. As with any fund, the value of the combined fund’s investments, and, therefore, the value of its shares, may fluctuate. These changes may occur because a particular market in which the combined fund invests is rising or falling. In addition, there are specific factors that may affect the value of a particular security. Also, the combined fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies. Changes in the value of the combined fund’s debt investments may also occur in response to interest rate movements. Generally when interest rates go up, the value of debt securities goes down. The following are the main investment risks associated with the Global Allocation Fund and therefore also with the combined fund:

Market and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit and Interest Rate Risk. The Global Allocation Fund is subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in the Fund’s portfolio investments, including U.S. Government or municipal obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in the Fund, unless the securities have adjustable or variable rate features, which can reduce the effect of interest rate changes on the value of those securities. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

Foreign Securities Risk. The Global Allocation Fund may invest a substantial portion of its assets in foreign securities. Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States. Foreign investments involve special risks—including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities.

Emerging Markets Risk. The Global Allocation Fund may invest in emerging market securities, which subjects the Global Allocation Fund to certain risk beyond those of foreign markets generally. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Call and Redemption Risk. A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Lower Quality Fixed Income Securities and “Junk Bonds.” Lower quality fixed-income securities generally are considered to be speculative investments and involve greater risks than higher quality securities. The prices of most lower quality securities are vulnerable to economic recessions, when it becomes difficult for issuers to generate sufficient cash flow to pay principal and interest. Many also are affected by weak equity markets, when issuers find it hard to improve their financial condition by replacing debt with equity and when investors find it hard to sell their lower quality securities at fair prices. In addition, the value of a security will usually fall substantially if an issuer defaults or goes bankrupt. Even anticipation of defaults by certain issuers, or the perception of economic or financial weakness, may cause the market for lower quality securities to fall. Junk bonds, especially those that are newly issued, are traded primarily by institutions. Because this limits the market for these securities, it can be difficult for a fund to sell them at fair prices when it needs to raise cash to meet redemptions. Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

•	Junk bonds may be issued by less creditworthy companies. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

•	Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on those of other higher rated fixed income securities.

•	Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities holdings than is the case with securities trading in a more liquid market.

•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Corporate Loans. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Main Differences in Investment Strategy

The main difference in investment strategy between the Strategy Series Funds and the Global Allocation Fund is that the Strategy Series Funds are “funds of funds” and invest a substantial portion of their assets in a combination of underlying mutual funds (the “Underlying Funds”). The Global Allocation Fund pursues its investment objective by directly investing in a portfolio of U.S. and foreign equity, debt and money market securities. In addition, the Global Allocation Fund may invest up to 35% of its assets in debt securities that are below investment grade, or “junk bonds,” while the Strategy Series Funds invest in an Underlying Fund limited to investment grade or, if unrated, comparable quality fixed-income securities. The Global Allocation Fund may also invest a substantial portion of its assets in corporate loans and distressed securities. In addition, the Global Allocation Fund invests a greater portion of its assets in foreign equity and debt compared with the Strategy Series Funds.

Investment Objectives and Principal Investment Strategies

Strategy Series Funds. The primary investment objective of the Growth & Income Fund is to provide high total return with reduced risk over the long term. The primary investment objective of the Long-Term Growth Fund is to provide long term capital growth. Each of the Strategy Series Fund’s investment objectives are fundamental policies that may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Each Strategy Series Fund has been structured as a “fund of funds,” which means that it seeks to achieve its investment objective primarily through investments in “Underlying Funds”. The Strategy Series Funds seek to achieve their investment objectives by investing in Underlying Funds managed or distributed by FAM or one its affiliates. Each Fund starts with a strategic target allocation between investments in equity securities and fixed-income securities. The equity portion is then allocated among Underlying Funds, each of which reflects a specific equity market segment. The fixed-income portion is allocated to a single Underlying Fund that reflects a broad range of dollar-denominated investment grade bonds with maturities greater than one year. The Growth & Income Fund’s equity portion has a target of 55%, with a range of 40% to 70% and its fixed-income portion has a target of 45%, with a range of 30% to 60%. The Long-Term Growth Fund’s equity portion has a target of 75%, with a range of 60% to 90%, and its fixed-income portion has a target of 25%, with a range of 10% to 40%. The equity portion of each Strategy Series Fund is invested in the Master Large Cap Growth Portfolio, Master Large Cap Value Portfolio, Master S&P 500 Index Series, Master Mid Cap Index Series, Master Small Cap Index Series and Master International Index Series. The fixed-income portion of each Strategy Series Fund is invested in the Master Aggregate Bond Index Series. Each Strategy Series Fund may also invest a portion of its assets directly in individual securities and other financial instruments, including derivative instruments.

Each of Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (“Underlying Large Cap Funds”) seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large capitalization companies located in the United States. Each Underlying Large Cap Fund normally invests at least 80% of its assets in equity securities of large capitalization companies that its investment adviser selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index or the Russell® 1000 Value Index, as applicable. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of each Underlying Large Cap Fund.

Each of Master S&P 500 Index Series, Master Mid Cap Index Series, Master Small Cap Index Series, Master International Index Series and Master Aggregate Bond Index Series (“Underlying Index Funds”) will not attempt to buy or sell securities based on management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of fund expenses. An Underlying Index Fund will buy or sell securities only when management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that an Underlying Index Fund’s portfolio turnover and trading costs will be lower than that of an “actively” managed fund. However, the Underlying Index Funds have operating and other expenses, while an index does not. Therefore, each Underlying Index Fund will tend to underperform its target index to some degree over time.

Each Underlying Index Fund will be substantially invested in securities in the applicable index, and under normal circumstances will invest at least 80% of its assets in securities or other financial instruments that are contained in or correlated with securities in the applicable index. An Underlying Index Fund may change its target index if management believes a different index would better enable the fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of an Underlying Index Fund may be changed without shareholder approval.

The Master Aggregate Bond Index Series will not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. Instead, it may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the index but correlated with bonds that are in the index, and in derivative instruments correlated to the Aggregate Bond Index. It may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index as a whole. This may result in different levels of interest rate, credit or other risks from the levels of risks on the securities included in the Aggregate Bond Index. The Master Aggregate Bond Index Series may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Master Aggregate Bond Index Series may have a higher portfolio turnover rate than the other Underlying Index Funds.

Because the Aggregate Bond Index is composed of investment grade bonds, the Master Aggregate Bond Index Series will invest in corporate bonds rated investment grade (rated at least Baa3 by Moody’s or BBB- by

S&P), at the time of purchase, or, if unrated, of comparable quality. The Master Aggregate Bond Index Series may continue to hold a security that is downgraded below investment grade.

The Master Aggregate Bond Index Series usually will invest a substantial portion of its assets in mortgage-backed securities. Most mortgage-backed securities are issued by Federal government agencies, such as the Governmental National Mortgage Association (“Ginnie Mae”), or by government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal National Mortgage Association (“Fannie Mae”). Principal and interest payments on mortgage-backed securities issued by the Federal government agencies are guaranteed by either the Federal government or the government agency. Securities issued by certain government agencies and by government sponsored enterprises, however, are not guaranteed by the Federal government or backed by the full faith and credit of the United States. Such securities have very little credit risk. Mortgage-backed securities that are issued by private corporations rather than Federal agencies have credit risk as well as prepayment risk and extension risk.

Global Allocation Fund. The Global Allocation Fund’s investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. In other words, the Global Allocation Fund seeks to achieve a combination of capital growth and income. The Global Allocation Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

The Global Allocation Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective.

MLIM uses the Global Allocation Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider such factors as the rate of economic growth, natural resources, capital reinvestment and the social and political environment when selecting the markets. In deciding between equity and debt investments, Fund management looks at a number of factors, including the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities.

MLIM may also, from time to time, identify certain real assets, such as real estate or precious metals, that Fund management believes will increase in value because of economic trends and cycles or political or other events. The Fund may invest a portion of its assets in securities related to those real assets such as stock, bonds or convertible bonds issued by real estate investment trusts.

The Global Allocation Fund can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends. Fund management may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

The Global Allocation Fund can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The debt securities in which the Global Allocation Fund may invest are primarily those that are rated investment grade by S&P or Moody’s or that possess, in MLIM’s judgment, similar credit characteristics.

The Global Allocation Fund may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Fund management considers to be of comparable quality. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the Fund in the secondary market. Distressed securities are securities that are in default on payments of interest or principal at the time the Fund buys the securities or are issued by a bankrupt entity. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities. Fund management will invest in these securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

The Global Allocation Fund may also use certain other investment strategies. The Fund can invest in high quality short-term U.S. dollar or non-U.S. dollar denominated fixed income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions. Fund management may increase the Fund’s investment in these instruments in times of market volatility or when it believes that it is prudent or timely to be invested in lower yielding but less risky securities. Large investments in such securities or instruments may prevent the Fund from achieving its investment objective.

The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index such as the S&P 500 Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets. While these instruments involve certain risks, the Fund will not engage in certain strategies that are considered highly risky and speculative.

The Fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities can make it easier for the Fund to access certain markets or hedge risks of other assets held by the Fund, these securities are subject to the risks related to the underlying index or other assets.

The Fund may also lend its portfolio securities, may hold non-U.S. dollar cash investments, and may invest uninvested cash balances in affiliated money market funds.

Combined Fund. The combined fund’s investment objective and principal investment strategies will be those of the Global Allocation Fund.

Performance Information

The following tables illustrate the past performance of an investment in each Fund. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each fund. Past performance is not predictive of future performance. For more information concerning the performance of each Strategy Series Fund, please refer to the Strategy Series Prospectus, the Strategy Series SAI, and the Strategy Series Annual Report. For more information concerning the performance of the Global Allocation Fund, please refer to the Global Allocation Fund Prospectus, the Global Allocation Fund SAI, the 2005 Annual Report to Shareholders of the Global Allocation Fund, and the Global Allocation Semi-Annual Report.

Growth & Income Fund

Average Annual Total Return

For The Periods Ended December 31, 2005

	1 Year	5 Years	Life of Fund(4)
Class A Shares—Return Before Taxes(1)	-2.09%	1.38%	0.19%
Class B Shares
Return Before Taxes(1)	-1.51%	1.31%	0.21%
Return After Taxes on Distributions(1)	-1.71%	0.85%	-0.25%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.98%	0.82%	-0.11%
Class C Shares—Return Before Taxes(1)	1.41%	1.69%	0.35%
Class I Shares(5)—Return Before Taxes(1)	3.46%	2.70%	1.38%
Class R Shares(8)—Return Before Taxes(1)	3.04%	2.39%	1.05%
S&P 1500 Index(2)	5.66%	1.48%	-0.06	%(6)
Lehman Brothers Aggregate Bond Index(3)	2.43%	5.87%	6.80	%(7)

(1)	Includes all applicable fees and sales charges.
(2)	This unmanaged market-weighted index is comprised of common stocks representing 87% of the total U.S. Equity Market capitalization. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not indicative of future performance.
(3)	This unmanaged market-weighted index is comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association and investment grade (rated BBB or better) corporate bonds. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not indicative of future performance.
(4)	Fund inception date is June 2, 2000.

(5)	The returns for Class I shares do not reflect the Class I front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns would be lower.
(6)	Since June 30, 2000.
(7)	Since June 2, 2000.
(8)	The returns for Class R shares prior to October 10, 2003, the commencement of operations of Class R shares, are based upon the performance of the Fund’s Class I shares, which commenced operations on June 2, 2000. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.

Long-Term Growth Fund

Average Annual Total Return

For The Periods Ended December 31, 2005

	1 Year	5 Years	Life of Fund(4)
Class A Shares—Return Before Taxes(1)	-0.95%	0.73%	-1.05%
Class B Shares
Return Before Taxes(1)	-0.36%	0.66%	-1.03%
Return After Taxes on Distributions(1)	-0.44%	0.59%	-1.12%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.23%	0.52%	-0.93%
Class C Shares—Return Before Taxes(1)	2.76%	1.04%	-0.85%
Class I Shares(5)—Return Before Taxes(1)	4.78%	2.07%	0.16%
Class R Shares(8)—Return Before Taxes(1)	4.85%	1.93%	-0.02%
S&P 1500 Index(2)	5.66%	1.48%	-0.06	%(6)
Lehman Brothers Aggregate Bond Index(3)	2.43%	5.87%	6.80	%(7)

(1)	Includes all applicable fees and sales charges.
(2)	This unmanaged market-weighted index is comprised of common stocks representing 87% of the total U.S. Equity Market capitalization. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not indicative of future performance.
(3)	This unmanaged market-weighted index is comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association and investment grade (rated BBB or better) corporate bonds. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not indicative of future performance.
(4)	Fund inception date is June 2, 2000.
(5)	The returns for Class I shares do not reflect the Class I front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns would be lower.
(6)	Since June 30, 2000.
(7)	Since June 2, 2000.
(8)	The returns for Class R shares prior to October 10, 2003, the commencement of operations of Class R shares, are based upon the performance of the Fund’s Class I shares, which commenced operations on June 2, 2000. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.

Global Allocation Fund

Average Annual Total Return

For The Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Class A Shares—Return Before Taxes(1)	4.54%	8.78%	10.55%
Class B Shares
Return Before Taxes(1)	5.53%	8.82%	10.46	%(2)
Return After Taxes on Distributions(1)	4.01%	7.62%	7.85	%(2)
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.55%	6.98%	7.57	%(2)
Class C Shares—Return Before Taxes(1)	8.53%	9.12%	10.29%
Class I Shares(3)—Return Before Taxes(1)	10.62%	10.24%	11.42%
Class R Shares(4)—Return Before Taxes(1)	10.08%	9.78%	10.91%
Financial Times Stock Exchange (FTSE) World Index(5)	11.32%	3.26%	7.78%
S&P 500 Index(6)	4.91%	0.54%	9.07%
FTSE World Index (ex-U.S.) Equities(6)	16.68%	6.42%	6.81%
Merrill Lynch Treasury Index GAO5(6)	0.01%	4.86%	5.31%
Citigroup Non-U.S. Dollar World Government Bond Index(6)	-9.20%	7.26%	4.42%

(1)	Includes all applicable fees and sales charges.
(2)	Class B shares automatically convert to Class A shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
(3)	The returns for Class I shares do not reflect the Class I front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns would be lower.
(4)	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon the performance of the Fund’s Class I shares. The returns for Class R shares, however, are adjusted to reflect the distributions and service (12b-1) fees and other fees applicable to Class R shares.
(5)	The FTSE World Index is a broad-based capitalization-weighted index comprised of 2,200 equities from 24 countries in 12 regions, including the United States. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not indicative of future performance.
(6)	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The FTSE World Index (ex-U.S.) Equities is an unmanaged capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States. The Merrill Lynch Treasury Index GAO5 is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index (formerly the Salomon Brothers World Government Bond Index (ex-U.S.)) is an unmanaged, market capitalization-weighted index that tracks ten government bond indices, excluding the United States. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not indicative of future performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B Shares of each of the Strategy Series Funds and the Global Allocation Fund; after-tax returns for other classes of shares will vary.

The combined fund will be named the BlackRock Global Allocation Fund, Inc. following the Reorganization. Because the combined fund will most closely resemble the Global Allocation Fund, the Global Allocation Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the Global Allocation Fund at the closing of the Reorganization.

Management of the Funds

Strategy Series Funds. FAM, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as the investment adviser to each Strategy Series Fund. FAM is responsible for each Strategy Series Fund’s investment and business activities, and receives the management fee as compensation. FAM is an affiliate of MLIM, which is a wholly-owned subsidiary of Merrill Lynch.

Philip Green is Vice President and the portfolio manager for both the Growth & Income Fund and the Long-Term Growth Fund and is primarily responsible for the day-to-day management of each Strategy Series Fund. He has been each of the Strategy Series Fund’s portfolio manager since 2000. Mr. Green has been a Managing Director of, and a portfolio manager with, FAM and certain of its affiliates since 1999. He was a Managing Director and portfolio manager of Global Institutional Services at Bankers Trust from 1997 to 1999.

The Strategy Series SAI provides additional information about the compensation of Strategy Series Funds’ portfolio manager, other accounts managed by such manager and such manager’s ownership of securities in the Strategy Series Funds.

Global Allocation Fund. MLIM, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as the investment adviser to the Global Allocation Fund. The Global Allocation Fund is managed by a team of investment professionals who participate in the research process and stock selection. Dennis W. Stattman, the Fund’s senior portfolio manager, and Dan Chamby, the Fund’s associate portfolio manager, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Stattman, the overall investment supervisor for the Fund, has been the Fund’s senior portfolio manager since 2002. He was senior co-manager of the Fund from 2000 to 2002 and a portfolio manager of the Fund from 1989 to 2000. Mr. Stattman has been a Managing Director of MLIM since 2000 and has been a portfolio manager with MLIM and its affiliates since 1989. Mr. Chamby has been the Fund’s associate portfolio manager since 2004. Mr. Chamby has been a Director of MLIM since 2000 and has been a portfolio manager with MLIM and its affiliates since 2003.

The Global Allocation SAI provides additional information about the compensation of Global Allocation Fund’s portfolio managers, other accounts managed by such managers, and such managers’ ownership of securities in the Global Allocation Fund.

Combined Fund. As discussed below under “Investment Advisory Agreements – Global Allocation Fund,” following the Reorganization, BlackRock Advisors is expected to serve as investment adviser to the combined fund. The combined fund’s management team will be led by Dennis W. Stattman and Dan Chamby.

Investment Advisory Agreements

Strategy Series Funds. FAM is the Strategy Series Funds’ investment adviser and manages the Funds’ investments and its business operations subject to the oversight of the Board of Directors of the Strategy Series. Under the investment advisory agreement (the “FAM Advisory Agreement”), FAM’s responsibilities include determining changes to (a) the Underlying Funds in which the Funds may invest; (b) the percentage of assets of each Fund invested in an Underlying Fund; and (c) the target strategic allocation and allocation range of assets of the Funds that may be invested in the equity market segment and fixed-income segment. FAM is responsible for making all investment decisions for the Funds. FAM or its affiliates also serve as investment adviser to each Underlying Fund. For the fiscal year ended December 31, 2005, FAM received a fee at the annual rate of 0.15% of each Fund’s average daily net assets for asset allocation services.

In addition, each Fund, as a shareholder of the Underlying Funds, will indirectly bear a proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds. Because of this, the expenses associated with investing in this type of Fund are generally higher than those for mutual funds that do not invest primarily in other Underlying Funds. The following chart shows the contractual management fees payable to

FAM and its affiliates by the Underlying Funds. Some of these rates may be lower as a result of voluntary fee waivers by FAM of the Underlying Fund. In addition, the chart shows the annual fund operating expenses for the most recently completed fiscal year ended of each Underlying Fund in which the Funds invest, after applicable fee waivers, if any.

Underlying Fund	Actual Current Fee Rate		Annual Fund Operating Expenses
Master Large Cap Growth Portfolio	0.50%		0.57%
Master Large Cap Value Portfolio	0.50%		0.55%
Master S&P 500 Index Series	0.005	%(a)	0.03%
Master Mid Cap Index Series	0.01%		0.08%
Master Small Cap Index Series	0.01	%(a)	0.07%
Master International Index Series	0.01%		0.10%
Master Aggregate Bond Index Series	0.01	%(a)	0.06%

(a)	These amounts reflect contractual arrangements with FAM, which provide that the management fee for the Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series (the “Index Series”), when combined with administrative fees of certain funds that invest in the Index Series, will not exceed specific amounts. Absent these contractual arrangements, the investment adviser of each of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series would receive a fee of 0.05%, 0.08% and 0.06%, respectively.

A discussion regarding the basis for the Strategy Series Funds Board’s approval of the FAM Advisory Agreement is available in the Strategy Series Funds’ most recent Semi-Annual report to shareholders for the period ended April 30.

By a separate notice and proxy statement, shareholders of each of the Strategy Series Funds are being asked to approve an investment advisory agreement with BlackRock Advisors to take effect after the completion of the transaction between MLIM and BlackRock. If the Reorganization is not approved by shareholders of each of the Strategy Series Funds but the investment advisory agreement with BlackRock Advisors is approved, each Strategy Series Fund will continue to operate for the time being as a separate series of Strategy Series advised by BlackRock Advisors, and the Strategy Series Funds Board will consider other alternatives to the Reorganization. If neither the Reorganization nor the new investment advisory agreement is approved by shareholders of each Strategy Series Fund, the Strategy Series Funds Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the Strategy Series Funds Board may be required to liquidate each Strategy Series Fund. Any such liquidation would be a taxable event for shareholders.

Global Allocation Fund. MLIM provides investment advisory services to the Global Allocation Fund pursuant to an investment advisory agreement (the “MLIM Advisory Agreement”). MLIM has also entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. Pursuant to the MLIM Advisory Agreement, MLIM receives for its services to the Global Allocation Fund monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. Following discussions with the independent Directors on the Board and taking into account, among other things, economies of scale as the Fund grows, MLIM has voluntarily agreed to waive a portion of that fee so that MLIM receives from the Fund a monthly fee based upon the average daily net assets of the Fund at the following annual rates: 0.75% of the average daily net assets not exceeding $2.5 billion; 0.70% of the average daily net assets exceeding $2.5 billion but not exceeding $5.0 billion; 0.65% of the average daily net assets exceeding $5.0 billion but not exceeding $7.5 billion; 0.625% of the average daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.60% of the average daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.575% of that portion of average daily net assets exceeding $15 billion.

Applying this fee schedule, the Global Allocation Fund’s effective advisory fee rate was 0.68% of the Global Allocation Fund’s average daily net assets for the year ended October 31, 2005.

A discussion regarding the basis for the Global Allocation Fund Board’s approval of the MLIM Advisory Agreement is available in the Global Allocation Fund’s most recent annual report to shareholders for the fiscal year ended October 31.

In connection with the transaction between MLIM and BlackRock, BlackRock Advisors will enter into an investment advisory agreement (the “New Investment Advisory Agreement”) with the Global Allocation Fund; except that the voluntary breakpoints in the advisory fee schedule described above will become contractual breakpoints, subject to approval by the Global Allocation Fund Board and Global Allocation Fund’s shareholders. Pursuant to the New Investment Advisory Agreement, the Global Allocation Fund will pay BlackRock Advisors at the same advisory fee rate described above. The services provided by BlackRock Advisors and its affiliates under the New Investment Advisory Agreement are substantially the same in all material respects as the services provided by MLIM under the MLIM Advisory Agreement for the Global Allocation Fund.

The New Investment Advisory Agreement generally will provide that, subject to the direction and control of the Global Allocation Fund Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Global Allocation Fund’s assets with complete discretion in purchasing and selling securities and other assets for the Global Allocation Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Global Allocation Fund, (b) supervise continuously the investment program of the Global Allocation Fund and the composition of its investment portfolio, (c) arrange, subject to the restrictions of the Global Allocation Fund’s organizational documents, the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Global Allocation Fund’s investment objectives and policies, and the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies and determinations of the Global Allocation Fund’s Board disclosed to BlackRock Advisors, for the purchase and sale of securities and other assets held in the investment portfolio of the Global Allocation Fund; and (d) provide investment research to the Global Allocation Fund.

Under the New Investment Advisory Agreement, BlackRock Advisors also will be obligated to provide, or arrange for its affiliates to provide, certain administrative services on behalf of the Global Allocation Fund. These administrative services include furnishing office facilities and equipment and clerical, bookkeeping and administrative services (other than such services provided by the Global Allocation Fund’s custodian, transfer agent and dividend disbursing agent and other service providers) to the Global Allocation Fund. To the extent requested by the Global Allocation Fund, BlackRock Advisors will provide other administrative services, including overseeing the maintenance by the Global Allocation Fund’s custodian and transfer agent and dividend disbursing agent of certain books and records of the Global Allocation Fund and consulting with the Global Allocation Fund’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the Global Allocation Fund and monitoring financial and shareholder accounting services.

The New Investment Advisory Agreement provides that BlackRock Advisors may to the extent permitted by applicable law appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Global Allocation Fund. It is anticipated that pursuant to this provision, and in compliance with SEC rules and interpretations, BlackRock Advisors may appoint one or more affiliates to act as sub-advisers to the Global Allocation Fund.

Combined Fund. If the shareholders of one or both of the Strategy Series Funds approve the Reorganization, the combined fund is expected to be managed by BlackRock Advisors pursuant to the New Investment Advisory Agreement, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the FAM Advisory Agreement and the New Investment Advisory Agreement.

BlackRock Advisors and FAM perform similar investment advisory roles for their respective Funds under the terms of their respective Advisory Agreements. As discussed above, under the FAM Advisory Agreement, FAM receives a fee based on a fixed percentage of each Strategy Series Fund’s average daily net assets, while under the New Investment Advisory Agreement, BlackRock Advisors receives an investment advisory fee that decreases as the average daily net assets of the Global Allocation Fund increase. Following the Reorganization, the Global Allocation Fund fee structure will apply. It is anticipated that at the time of the Reorganization the change to the Global Allocation Fund fee structure will result in the combined fund having higher contractual advisory fees than under each Strategy Series Fund’s FAM Advisory Agreement. However, the combined fund will have lower administrative fees than the Strategy Series Funds, which are expected to offset these higher advisory fees. See “Administration Agreements” below.

Administration Agreements

Strategy Series Funds. FAM serves as the administrator to each Strategy Series Fund pursuant to an administration agreement (the “FAM Administration Agreement”). Under the FAM Administration Agreement, FAM provides certain administrative services to each Strategy Series Fund and provides (or causes its affiliates to provide) for each Strategy Series Fund’s office space, facilities and necessary personnel as well as the fees of those Directors and officers of each Strategy Series Fund who are affiliated persons of FAM or any of its affiliates. Under the FAM Administration Agreement, each Strategy Series Fund pays FAM an administrative fee at the annual rate of 0.35% of the average daily net assets of each Strategy Series Fund.

Global Allocation Fund. Global Allocation Fund currently does not have a separate administration agreement.

Combined Fund. Following the Reorganization, the combined fund will be administered by BlackRock Advisors pursuant to the New Investment Advisory Agreement, the major elements of which are described above under Global Allocation Fund.

Other Service Providers

Strategy Series Fund. JP Morgan Chase Bank, located at 4 Chase MetroTech, 18th Floor, Brooklyn, New York 11245, serves as the custodian for each Strategy Series Fund. Financial Data Services, Inc., located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent of each Strategy Series Fund. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540, is the independent registered public accounting firm for each Strategy Series Fund. FAM Distributors, Inc. (“FAM Distributors”), located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, an affiliate of FAM, serves as the distributor and principal underwriter for each Strategy Series Fund. State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services to each Strategy Series Fund.

Global Allocation Fund. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 serves as the Fund’s custodian. Financial Data Services, Inc., located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent of the Global Allocation Fund. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540, is the independent registered public accounting firm for the Global Allocation Fund. FAM Distributors, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, an affiliate of FAM, serves as the distributor and principal underwriter for the Global Allocation Fund. State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services to the Global Allocation Fund.

Combined Fund. Following the Reorganization, the Global Allocation Fund’s current service providers will service the combined fund, except that after the closing of the transaction between MLIM and BlackRock, it is anticipated that PFPC, Inc., located at 301 Bellevue Parkway, Wilmington, Delaware 19809, will serve as the transfer agent of the combined fund. The combined fund will continue to be distributed by FAM Distributors, as co-distributor with the addition of BlackRock Distributors as co-distributor. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to the combined fund or its shareholders.

Distribution and Service Fees

Strategy Series Funds. Each Strategy Series Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Strategy Series Fund Distribution Plans”). Under the Strategy Series Fund Distribution Plans, each Strategy Series Fund pays annual service and distribution fees to FAM Distributors at a rate of up to 0.25% of average daily net assets for Class A Shares, 1.00% of average daily net assets for Class B Shares, 1.00% of average daily net assets for Class C Shares, and 0.50% of average daily net assets for Class R Shares. These fees are used to cover the costs of each Strategy Series Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries. Class I Shares do not pay distribution or service fees.

Global Allocation Fund. The Global Allocation Fund has adopted plans (the “Global Allocation Fund Distribution Plans”) that allow the Global Allocation Fund to pay distribution fees for the sale of its shares pursuant to Rule 12b-1 under the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Global Allocation Fund Distribution Plans, the Fund pays annual service and distribution fees to FAM Distributors at a rate of up to 0.25% of average daily net assets for Class A Shares, 1.00% of average daily net assets for Class B Shares, 1.00% of average daily net assets for Class C Shares, and 0.50% of average daily net assets for Class R Shares. These fees are used to cover the costs of the Global Allocation Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries. Class I Shares do not pay distribution or service fees.

Combined Fund. Following the Reorganization, the combined fund will use the Global Allocation Fund Distribution Plans, as described above, for its share classes.

For more information on each Strategy Series Fund Distribution Plans or the Global Allocation Fund Distribution Plans, including a complete list of services provided thereunder, see the Global Allocation Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) or each Strategy Series Fund’s prospectus, respectively.

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each Strategy Series Fund and the Global Allocation Fund are substantially similar. Shareholders should refer to the Global Allocation Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and each Strategy Series Fund’s Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares. Shareholders should also refer to the Reorganization SAI for additional information regarding the purchase, exchange, redemption and valuation of Global Allocation Fund shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary—Fee and Expenses” above. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Global Allocation Fund, which policies and procedures will be used by the combined fund.

Purchasing Shares. Shareholders of the Global Allocation Fund may purchase shares of the Global Allocation Fund through a financial intermediary or directly from the transfer agent by means of a purchase application, which may be mailed to the transfer agent with a check. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open will be priced based on the net asset value (“NAV”) calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of the Global Allocation Fund as of the pricing time each day the NYSE is open.

The minimum investment for the initial purchase for all classes of the Global Allocation Fund is $1,000, except that the minimum investment is $250 for certain fee-based programs and $100 for retirement plans. There is a $50 minimum for all subsequent investments, except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment programs, may have higher minimums. The minimums for additional purchases may be waived under certain circumstances. Class I shares may be purchased at net asset value without a sales charge. Only certain investors are eligible to purchase Class I shares. Investors who are eligible to purchase Class I shares should purchase Class I shares because they are not subject to any sales charge and have lower ongoing expenses than Class A, Class B, Class C or Class R shares.

Exchanging Shares. Shareholders can exchange Class A, Class B, Class C and Class I shares of the Global Allocation Fund for shares of many other funds advised by MLIM or its affiliates (“MLIM/FAM-advised Funds”. The shareholder must have held the shares used in the exchange for at least 15 calendar days before he can exchange to another fund. In addition, if the shareholder held the exchanged shares for 30 days or less, he may be charged a redemption fee.

Class A, Class B, Class C and Class I shares are generally exchangeable for shares of the same class of another MLIM/FAM-advised fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares (and are not eligible to purchase Class I shares), you will exchange into Class A shares.

Some of the MLIM/FAM-advised funds impose a different initial or deferred sales charge schedule. If you exchange Class A for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchanged Class B shares for shares of a fund with a different deferred sakes charge schedule, the higher schedule will apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class I shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of the Global Allocation Fund will be exchanged for Class B shares of Summit Cash Reserves Fund.

Redeeming Shares. The redemption procedures for shares of the Global Allocation Fund are substantially similar to the redemption procedures for shares of each Strategy Series Fund, however the Global Allocation Fund also generally charges a 2.00% redemption fee on redemptions (by sale or exchange) made within 30 days of the purchase or exchange of shares. See “Your Account—Merrill Lynch Select PricingSM System,” “—How to Buy, Sell, Transfer and Exchange Shares,” “—How Shares are Priced” and “—Participation in Fee-Based Programs” in the Global Allocation Fund Prospectus.

Valuation of Shares. The Global Allocation Fund calculates the NAV of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The NAV used in determining share price is the next one calculated after the purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem the Fund’s shares.

The Global Allocation Fund may invest a portion of its assets in foreign securities. Generally, trading in foreign securities, as well as U.S. government securities, money market instruments, and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s NAV. If market quotations are not readily available or, in MLIM’s judgment, do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value.

The Global Allocation Fund generally values fixed income portfolio securities using market prices provided by an independent pricing service approved by the Fund’s Board of Directors. If market quotations are not readily available or, in MLIM’s judgment, they do not accurately reflect fair value for a security, that security may be valued by another method that the Board of Directors believes more accurately reflects the fair value. Fair value determinations may be made by the Fund’s independent pricing service using a matrix pricing system or by MLIM’s Valuation Committee after consideration of the material factors that may affect the value of a particular security.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the MLIM’s Valuation Committee. Fair value determinations by MLIM that materially affect the Fund’s NAV are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, MLIM monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

If, after the close of the principal market on which a security held by the Global Allocation Fund is traded and before the time as of which the Fund’s NAV is calculated that day, a significant event has occurred that MLIM determines in the exercise of its judgment will cause a change in the value of that security from the closing price of the security on the principal market on which it is traded, MLIM will use its best judgment to determine a fair value for that security. MLIM believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board of Directors to take those factors into account.

The Global Allocation Fund’s use of fair value pricing is designed to ensure that the Fund’s NAV reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The Global Allocation Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the NAV next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest NAV because that class has the lowest expenses, and Class A shares will have a higher NAV than Class B, Class C or Class R shares, and Class R shares will have a higher NAV than Class B or Class C shares. Also, dividends paid on Class A, Class I and Class R shares will generally be higher than dividends paid on Class B and Class C shares because Class A, Class I and Class R shares have lower expenses.

Following the Reorganization, NAV will be determined in a manner consistent with the Global Allocation Fund’s procedures, as described above.

Market Timing

The following discussion describes the market timing policies of the Global Allocation Fund, which policies will be used by the combined fund.

The Global Allocation Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of the Global Allocation Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Global Allocation Fund. Short-term or excessive trading may cause the Global Allocation Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Global Allocation Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Global Allocation Fund has adopted certain policies and procedures, which have been reviewed and approved by the Global Allocation Fund Board, designed to deter such short-term or excessive trading. Shareholders may not exchange their shares of the Fund for shares of another mutual fund advised by MLIM or its affiliates unless they have held the shares to be used in the exchange for at least fifteen days. The Global Allocation Fund also generally charges a 2.00% redemption fee on redemptions (by sale or exchange) made within 30 days of the purchase or exchange of shares. The Global Allocation Fund will reject purchase orders from investors who have previously purchased and sold shares of the Global Allocation Fund within a fifteen-day period. In addition, the Global Allocation Fund will reject purchase orders, including exchanges that fall both within and outside the fifteen-day holding period, from market timers or other investors if MLIM, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, MLIM considers an investor’s trading history in the Global Allocation Fund or other funds advised by MLIM or its affiliates, and accounts under common ownership or control. The Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Global Allocation Fund’s shares through such accounts.

Because the Global Allocation Fund may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Global Allocation Fund calculates its NAV, it may be more subject to the risks of time zone arbitrage—than the Strategy Series Funds. Time zone arbitrage is a market timing strategy that seeks to take advantage of changes in the value of the Global Allocation Fund’s portfolio holdings during the period between the close of the markets in which the Fund’s portfolio securities primarily trade and the close of the NYSE. For this reason, the Global Allocation Fund may, at times, fair value its portfolio securities in order to deter such market timing.

The Global Allocation Fund applies these policies to all shareholders (except that there are certain conditions under which the redemption fee will not be assessed. However, MLIM may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Fund and so makes no representation that all such orders can or will be rejected.

FINANCIAL HIGHLIGHTS

Financial highlights tables for the existing share classes of the Global Allocation Fund may be found in the Global Allocation Fund’s current prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement. The Strategy Series Prospectus is available upon request.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, each Strategy Series Fund will transfer all of its assets and certain stated liabilities to the Global Allocation Fund in exchange for Class A, Class B, Class C, Class I and Class R shares of the Global Allocation Fund. For more details about the Reorganization Agreement, see Appendix B—”Form of Agreement and Plan of Reorganization.” The shares of the Global Allocation Fund issued to each Strategy Series Fund will have an aggregate NAV equal to the aggregate NAV of each Strategy Series Fund’s shares outstanding immediately prior to the Reorganization. Upon receipt by each Strategy Series Fund of the shares of the Global Allocation Fund, each Strategy Series Fund will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), each Strategy Series Fund will be terminated as a series of Strategy Series under applicable state law.

The distribution of Global Allocation Fund shares to Strategy Series Fund shareholders will be accomplished by opening new accounts on the books of the Global Allocation Fund in the names of the Strategy Series Fund shareholders and transferring to those shareholder accounts the shares of the Global Allocation Fund. Such newly-opened accounts on the books of the Global Allocation Fund will represent the respective pro rata number of shares of the same or a similar class of the Global Allocation Fund that each Strategy Series Fund receives under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, each Strategy Series Fund shareholder will own the same or a similar class of shares of the Global Allocation Fund having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that shareholder’s Strategy Series Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s NAV. However, as a result of the Reorganization, a shareholder of either of the Strategy Series Funds or the Global Allocation Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in any of the separate Funds. In addition, the Reorganization of one Strategy Series Fund is not dependent on the consummation of the Reorganization of the other Strategy Series Fund.

No sales charge or fee of any kind will be assessed to the Strategy Series Fund shareholders in connection with their receipt of shares of the Global Allocation Fund in the Reorganization, although shareholders who receive Class B, Class C (and, under certain circumstances, Class A Shares) in the Reorganization will continue to be subject to a contingent deferred sales charge if they sell such shares after the Reorganization but before the applicable holding period expires. The holding period with respect to any contingent deferred sales charge applicable to shares of the Global Allocation Fund acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from each Strategy Series Fund or (ii) shares were purchased from any other MLIM/FAM-advised fund and subsequently were exchanged for shares of a Strategy Series Fund. Redemptions made after the Reorganization may be subject to contingent deferred sales charges and/or redemption fees.

Each Strategy Series Fund will redeem its respective holdings in the Underlying Funds in which each invests and will receive a pro rata portion of the securities held by the Underlying Funds equal to its proportional ownership of each Underlying Fund.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Global Allocation Fund will acquire substantially all of the assets and certain stated liabilities of each Strategy Series Fund on the Closing Date in consideration for shares of the Global Allocation Fund.

On the Closing Date, each Strategy Series Fund will transfer to the Global Allocation Fund all of its assets in exchange solely for Class A, Class B, Class C, Class I and Class R Shares of the Global Allocation Fund that are equal in value to the value of the net assets of each Strategy Series Fund transferred to the Global Allocation Fund as of the Closing Date, as determined in accordance with the Global Allocation Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the Global Allocation Fund of certain stated liabilities of each Strategy Series Fund provided for in an agreed upon schedule prior to the Closing Date. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, each Strategy Series Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

Each Strategy Series Fund expects to distribute the shares of the Global Allocation Fund to the shareholders of each Strategy Series Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of each Strategy Series Fund will be redeemed in accordance with Maryland law. Thereafter, each Strategy Series Fund will be terminated as a series of Strategy Series under Maryland law.

The Global Allocation Fund and the Strategy Series Funds have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by each of the Strategy Series Fund’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the Global Allocation Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by each Strategy Series Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of a ruling from the Internal Revenue Service and, if such ruling is not received prior to the Closing Date, opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of each Strategy Series Fund.

The Strategy Series Funds Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of each Strategy Series Fund’s shareholders (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of each Strategy Series Fund will not be diluted with respect to net asset value as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the Strategy Series Funds Board with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of each Strategy Series Fund and the Global Allocation Fund are similar. See “Comparison of the Strategy Series Funds and the Global Allocation Fund—Investment Objectives and Principal Investment Strategies.”

Through the Reorganization, shareholders will be invested in a combined fund with similar objectives and strategies. As a result, the style and risk/return profile of the combined fund will remain comparable to those of the shareholders’ current investment. In addition, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of the combined fund.

•	The expectation that the combined fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the combined fund should permit the combined fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger combined fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.

•	The expectation that the combined fund will have projected net operating expenses below those of each Strategy Series Fund prior to the Reorganization after taking into account any voluntary fee waivers, although the management fee of the Global Allocation Fund is higher than the Strategy Series Funds.

Shareholders of each class of each Strategy Series Fund are expected to experience lower net operating expenses in the combined fund than they had in the Strategy Series Fund prior to the Reorganization after taking into account any voluntary fee waivers. See “Summary—Fees and Expenses.”

•	The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization provides for a tax-free transfer of the assets and certain stated liabilities of each Strategy Series Fund in exchange for shares of the Global Allocation Fund. Shareholders will receive Global Allocation Fund shares equivalent to the aggregate net asset value of their Strategy Series Fund shares, and will pay no federal income tax on the transaction.

•	The relative performance histories of each Fund.

The Boards reviewed the relative performance of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. Because the combined fund will most closely resemble the Global Allocation Fund, the Global Allocation Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the Global Allocation Fund at the closing of the Reorganization.

•	The costs associated with the Reorganization will be absorbed by MLIM or its affiliates and will not be borne by shareholders (except that shareholders will pay the brokerage or trading expenses of securities sold prior to the Reorganization).

Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by MLIM or its affiliates. Shareholders will not have to pay any sales charge (including any CDSC) on the Global Allocation Fund shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their Strategy Series Fund shares will carry over to the Global Allocation Fund shares they receive in the Reorganization.

In addition, the Board also considered the following factor in connection with approving the Reorganization:

•	The new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

The new BlackRock investment management organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually, enhancing the new BlackRock’s market position and influence in the industry. The resulting organization will manage diverse products across multiple asset classes and styles, allowing shareholders access to a wider segment of the market than either organization currently possesses on its own.

For these and other reasons, the Strategy Series Funds Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Strategy Series Fund and its shareholders. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of each Strategy Series Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that each of the Strategy Series Funds and the Global Allocation Fund receives a ruling from the Internal Revenue Service and, if such ruling is not received by the Closing Date, an opinion from Sidley Austin LLP, counsel to the Global Allocation Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Global Allocation Fund and the Strategy Series Funds each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by either Strategy Series Fund or by the Global Allocation Fund upon the transfer of substantially all of the assets of each Strategy Series Fund to the Global Allocation Fund solely in exchange for the shares of the Global Allocation Fund and the assumption by the Global Allocation Fund of certain stated liabilities of each Strategy Series Fund, or upon the distribution of the shares of the Global Allocation Fund by each Strategy Series Fund to its shareholders in the subsequent liquidation of each Strategy Series Fund.

•	No gain or loss will be recognized by a shareholder of either Strategy Series Fund who exchanges all of his, her or its shares of the Strategy Series Fund solely for the shares of the Global Allocation Fund pursuant to the Reorganization.

•	The tax basis of the shares of the Global Allocation Fund received by a shareholder of a Strategy Series Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Strategy Series Fund surrendered in exchange therefor.

•	The holding period of the shares of the Global Allocation Fund received by a shareholder of a Strategy Series Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of a Strategy Series Fund surrendered in exchange therefor.

•	The Global Allocation Fund’s tax basis in assets of either Strategy Series Fund received by the Global Allocation Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of that Strategy Series Fund immediately prior to the Reorganization, and the Global Allocation Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Strategy Series Fund.

In addition, prior to the Reorganization, each Strategy Series Fund will receive a distribution in-kind of securities from each Underlying Fund in which it has invested, in complete liquidation of its interests in that Underlying Fund. It is a condition to closing the Reorganization that each Strategy Series Fund and the Global Allocation Fund receive a ruling from the Internal Revenue Service and, if the ruling is not received by the Closing Date, an opinion of Sidley Austin LLP, in each case to the effect that the distribution will not result in recognition of gain or loss to the Strategy Series Fund or Underlying Fund, and that the distributed assets will have an aggregate tax basis equal to that Strategy Series Fund’s basis in its interest in the Underlying Fund (reduced by the amount of any money received), and a holding period that includes the period each asset was held by the Underlying Fund.

The opinion of Sidley Austin LLP, if required, will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of the Global Allocation Fund and each Strategy Series Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The Global Allocation Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Strategy Series Fund and its shareholders.

Prior to the Closing Date, each Strategy Series Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of the portfolio assets of each Strategy Series Fund may be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Strategy Series Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the appropriate Strategy Series Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The Global Allocation Fund will succeed to the capital loss carryforwards of each Strategy Series Fund, which will be subject to the limitations described below. Each Strategy Series Fund have capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset their respective capital gains. As a result of the Reorganization, however, each Strategy Series Fund will undergo an “ownership change” for tax purposes (because each Strategy Series Fund is significantly smaller than the Global Allocation Fund), and accordingly, the capital loss carryforwards of each Strategy Series Fund will be subject to the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally the product of the net asset value of each Strategy Series Fund immediately prior to the ownership change and a rate established by the IRS for the month of the Closing Date of the Reorganization (for example, such rate is 4.26% for April, 2006)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the Global Allocation Fund with capital loss carryforwards attributable to either Strategy Series Fund.

If the Reorganization were not to occur, the Growth & Income Fund, which has net assets of approximately $41 million, would have approximately $15 million of capital loss carryforwards, and the Long-Term Growth Fund, which has net assets of approximately $68 million, would have approximately $12 million of capital loss carryforwards; these capital loss carryforwards would be available to offset future capital gains, without creating any tax liability, until those losses expire over a period of approximately three to six years. If the Reorganization were to occur, the capital loss carryforwards of the Growth & Income Fund and Long-Term Growth Fund, limited, however, to approximately $18 million ($8.9 million and $9.3 million, respectively), would be available to offset future capital gains of the combined fund (other than built-in gains attributable to the Global Allocation Fund, as described above) in an amount equal to approximately $5 million per year, prior to the expiration of those losses over a period of approximately two to five years. The remaining $9 million of losses of the Growth & Income Fund and the Long-Term Growth Fund would expire unused. The combined fund after the Reorganization would have net assets of approximately $13.8 billion. All of the above numbers are based on data as of February 28, 2006, and such numbers will change based on, among other things, future performance and the actual date of the Reorganization.

Shareholders of each Strategy Series Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by FAM Distributors at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

MLIM or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs. MLIM or its affiliates will bear the direct and indirect expenses incurred by each Strategy Series Fund and the Global Allocation Fund in connection with the purchase and sale of assets and liquidation and dissolution of each Strategy Series Fund, including all direct and indirect expenses and out-of-pocket costs (excluding any brokerage or trading expenses of securities sold by a Fund prior to the Reorganization).

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Global Allocation Fund will establish an account for each Strategy Series Fund shareholder containing the appropriate number of shares of the Global Allocation Fund. Shareholders of either Strategy Series Fund who are accumulating Strategy Series Fund shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to Strategy Series Fund shares will retain the same rights and privileges after the Reorganization in connection with the shares of the Global Allocation Fund received in the Reorganization through similar plans maintained by the Global Allocation Fund.

It will not be necessary for shareholders of a Strategy Series Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of each Strategy Series Fund, such certificates will become null and void. Generally, no certificates for the Global Allocation Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the Global Allocation Fund will be passed on by Sidley Austin LLP, which serves as counsel to the Global Allocation Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of October 31, 2005: (i) the unaudited capitalization of the Strategy Series Funds; (ii) the unaudited capitalization of the Global Allocation Fund; and (iii) the unaudited pro forma combined capitalization of the Global Allocation Fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Growth & Income Fund
Class A	$1,516,736	$9.43	160,785
Class B	$12,570,832	$9.34	1,346,003
Class C	$15,403,792	$9.34	1,649,629
Class I	$12,623,864	$9.44	1,337,702
Class R	$161,649	$9.40	17,196

Total	$42,276,873

Long-Term Growth Fund
Class A	$2,665,966	$9.16	290,892
Class B	$8,857,679	$9.11	972,447
Class C	$18,996,092	$9.08	2,091,030
Class I	$36,867,520	$9.18	4,015,985
Class R	$18,054	$9.18	1,967

Total	$67,405,311

Global Allocation Fund
Class A	$4,482,209,866	$17.30	259,045,833
Class B	$2,060,637,642	$16.94	121,608,656
Class C	$2,841,070,747	$16.47	172,541,155
Class I	$2,574,790,557	$17.36	148,319,910
Class R	$61,530,934	$16.93	3,634,682

Total	$12,020,239,746

Pro Forma Global Allocation Combined Fund
Class A	$4,486,392,568	$17.30	259,287,569
Class B	$2,082,066,153	$16.94	122,873,261
Class C	$2,875,470,631	$16.47	174,630,295
Class I	$2,624,281,941	$17.36	151,170,844
Class R	$61,710,637	$16.93	3,645,297

Total	$12,129,921,930

Shareholder Information

As of June 2, 2006, there were 4,057,151 shares of the Growth & Income Fund outstanding. As of such date, the Directors and officers of the Growth & Income Fund as a group owned less than 1% of the shares of the Growth & Income Fund. As of May 12, 2006, no person was known by the Growth & Income Fund to own beneficially or of record 5% or more of any class of shares of the Growth & Income Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Frontier Trust Company FSB* Trustee for the beneficial owner Energy Steel Products, Inc. 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	9.14%	0.38%	0.00%

Merrill Lynch Trust Company* For the beneficial owner Helen R. McShane 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	8.90%	0.37%	0.00%

Konica Minolta Systems Lab, Inc.* 401(k) Profit Sharing Plan and Trust 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	7.22%	0.30%	0.00%

Merrill Lynch Trust Company* Trustee for the beneficial owner Coca Cola Stock Fund 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	71.34%	22.04%	0.06%

Merrill Lynch Trust Company* Trustee for the beneficial owner Merrill Lynch 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	14.62%	4.52%	0.01%

Blue Ridge Fish Hatcher, Inc. 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	52.27%	0.30%	0.00%

Frontier Trust Company, FSB* Trustee for the beneficial owner Richard F. Kline, Inc. 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	18.87%	0.11%	0.00%

Delafield Corporation* 401(k) Profit Sharing Plan and Trust 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	13.66%	0.08%	0.00%

MG Trust Company*, as agent for Frontier Trust Co. as Trustee 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	7.84%	0.04%	0.00%

Air Tool Service, Co.* 401(k) Profit Sharing Plan 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	5.93%	0.03%	0.00%

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

As of June 2, 2006, there were 6,682,892 shares of the Long-Term Growth Fund outstanding. As of such date, the Directors and officers of the Long-Term Growth Fund as a group owned less than 1% of the shares of the Long-Term Growth Fund. As of May 12, 2006, no person was known by the Long-Term Growth Fund to own beneficially or of record 5% or more of any class of shares of the Long-Term Growth Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Hartford Life Insurance Company 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	22.74%	0.59%	0.00%

Troy Halverson IRRA For the beneficial owner Troy Halverson 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	8.02%	0.21%	0.00%

Merrill Lynch Trust Co., FSB* Trustee for the beneficial owner Terre Haute Medical Laboratory 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	7.05%	0.18%	0.00%

Merrill Lynch Trust Co., FSB* Trustee for the beneficial owner Heitman Employees Advantage Retirement Trust 800 Scudders Mill Road Plainsboro, NJ 08536	Class A	6.85%	0.18%	0.00%

Merrill Lynch Trust Co., FSB* Trustee for the beneficial owner Coca Cola Stock Fund 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	87.77%	50.09%	0.22%

Merrill Lynch Trust Company* Trustee for the beneficial owner Merrill Lynch 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	6.06%	3.46%	0.02%

OFI Trust Co.* Trustee for the Beneficial owner Dameron Color Labs Inc. 401(k) 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	99.29%	0.03%	0.00%

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

As of June 2, 2006, the Global Allocation Fund had outstanding 829,452,357 shares. As of June 2, 2006, the Directors and officers of the Global Allocation Fund as a group owned less than 1% of the outstanding shares of the Global Allocation Fund. As of May 12, 2006, no person was known by the Global Allocation Fund to own beneficially or of record 5% or more of any class of shares of the Global Allocation Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Merrill Lynch Trust Co., FSB* Trustee for the Beneficial Owner Merrill Lynch 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	13.48%	2.92%	2.91%

Merrill Lynch Trust Co., FSB* Trustee for the Beneficial Owner 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	5.95%	1.29%	1.28%

Matrix Cap Bank Trust SVC FBO* 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	6.11%	0.04%	0.04%

Hartford Life Insurance Company 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	5.84%	0.01%	0.01%

*	Record holder on behalf of certain retirement, personal trust or savings plan accounts for which it acts a trustee.

Shareholder Rights and Obligations

While each Strategy Series Fund and the Global Allocation Fund are different entities and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the Global Allocation Fund to be distributed to shareholders of each Strategy Series Fund will generally have the same legal characteristics as the shares of the Strategy Series Fund with respect to such matters as voting rights, accessibility, and transferability.

Each Strategy Series Fund and the Global Allocation Fund are different companies. Each Strategy Series Fund is a series of Strategy Series, a corporation organized under the laws of the State of Maryland. The Global Allocation Fund is a corporation organized under the laws of the State of Maryland. The authorized capital stock of Strategy Series allocated to each Strategy Series Fund consists of 833,333,333 shares of common stock having a par value of $0.0001 per share, of which it is authorized to issue approximately 166,666,667 shares of each of Class A, Class B, Class C, Class I and Class R shares for each Strategy Series Fund. Under its organizational documents, the Global Allocation Fund is authorized to issue 5,550,000,000 shares of Common Stock, par value $0.10 per share, of which it is authorized to issue 450,000,000 shares of Class A, 1,500,000,000 shares of Class B, 700,000,000 shares of Class C, 900,000,000 shares of Class I and 2,000,000,000 shares of Class R. The Strategy Series Funds Board and the Global Allocation Fund Board may, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities. The Global Allocation Fund currently offers five classes of shares (Class A, Class B, Class C, Class I and Class R), and, in connection with the Reorganization, will continue to issue those five classes of shares.

Each of the Strategy Series Funds and the Global Allocation Fund will continue indefinitely until terminated.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the Global Allocation Fund Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the Global Allocation Fund, all shares entitled to vote are voted in the aggregate and not by class. The shares of each Strategy Series Fund have substantially similar voting rights.

There are no preemptive rights in connection with shares of either Strategy Series Fund or the Global Allocation Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Global Allocation Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing each Strategy Series Fund and the Global Allocation Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

Each of the Strategy Series Funds and the Global Allocation Fund do not hold regular annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. In the event the Reorganization is not completed, neither Strategy Series Fund intends to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Strategy Series Fund should send such proposal to the Secretary of the Strategy Series, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Global Allocation Fund should send such proposal to the secretary of the Merrill Lynch Global Allocation Fund, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitation of proxies is being made on behalf of each Strategy Series Fund and the Strategy Series Funds Board primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about June 23, 2006. Strategy Series Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of each Strategy Series Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. Each Strategy Series Fund has retained Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Strategy Series Fund shareholders may receive a telephone call from Computershare asking them to vote. The proxy solicitation expenses in connection with the Reorganization are estimated to be approximately $10,100 for the Growth & Income Fund and $8,300 for the Long-Term Growth Fund, all of which will be borne by MLIM, or its affiliates.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of each Strategy Series Fund. Representatives of MLIM and its affiliates and other representatives of the Strategy Series Fund may also solicit proxies. Questions about the proposal should be directed to Computershare at 1-866-752-6486.

Computershare and its agents will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of each Strategy Series Fund into the Global Allocation Fund and the solicitation of proxies by and on behalf of the Strategy Series Funds Board for use at the Special Meeting of shareholders of each Strategy Series Fund. The Special Meeting will be held on Tuesday, August 15, 2006 at 9:00 a.m., Eastern time, at the offices of FAM at 800 Scudders Mill Road, Plainsboro, New Jersey, or at such later time as is made necessary by adjournment or postponement.

As of June 2, 2006, the Growth & Income Fund had the following number of shares outstanding:

Share Class	Number of Shares
A	171,013
B	1,245,611
C	1,360,940
I	1,255,918
R	23,670

As of June 2, 2006, the Long-Term Growth Fund had the following number of shares outstanding:

Share Class	Number of Shares
A	3,818,070
B	172,952
C	834,585
I	1,855,091
R	2,194

Only shareholders of record on June 2, 2006 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by each Strategy Series Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of a fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The consummation of one Strategy Series Fund Reorganization is not dependent upon the consummation of the Reorganization of the other Strategy Series Fund. The Strategy Series Funds Board has fixed the close of business on June 2, 2006 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Strategy Series Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the Strategy Series Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof. The Strategy Series Funds Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

One-third of the outstanding shares of each Strategy Series Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments or postponements of the Special Meeting on behalf of each Strategy Series Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment or postponement and additional solicitation are reasonable and in the interest of the shareholders of each Strategy Series Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment or postponement will require the affirmative vote of the holders of a majority of the shares of each Strategy Series Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed. Those proxies, which are instructed to vote in favor of the Reorganization, will vote in favor of any such adjournment or postponement, and those proxies, which are instructed to vote against the Reorganization, will vote against any such adjournment or postponement, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of each Strategy Series Fund, be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on the Reorganization proposal. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Manner of Voting

Strategy Series Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of Strategy Series, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in this Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call 1-888-723-9115 toll-free between 9 A.M. and 6 P.M. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

Internet Voting. To vote over the internet, please log on to www.vote.proxy-direct.com and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy card by mail.

A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Each Strategy Series Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

June 14, 2006

APPENDIX A

INVESTMENT RESTRICTIONS

Merrill Lynch Strategy Growth and Income Fund

Merrill Lynch Strategy Long-Term Growth Fund

Merrill Lynch Strategy Series, Inc. (the “Corporation”), on behalf of its series, Merrill Lynch Strategy Growth and Income Fund and Merrill Lynch Strategy Long-Term Growth Fund (the “Strategy Series Funds”), has adopted restrictions and policies relating to the investment of each Strategy Series Fund’s assets and its activities. Certain of the restrictions are fundamental policies of each Strategy Series Fund and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund’s shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Corporation has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval. None of the following fundamental or non-fundamental investment restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company.

Set forth below are each Strategy Series Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

Under the fundamental investment restrictions, a Fund may not:

(1) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(2) Make investments for the purpose of exercising control or management. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

(3) Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(4) Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Corporation’s Registration Statement, as it may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Corporation by the Securities and Exchange Commission.

(5) Issue senior securities to the extent such issuance would violate applicable law.

(6) Borrow money, except that (i) each Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law. No Fund may pledge its assets other than to secure such borrowings or, to the extent permitted by a Fund’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies.

(7) Underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

(8) Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Corporation’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the non-fundamental investment restrictions, a Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Corporation’s Registration Statement.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more that 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Corporation has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors of the Corporation are not subject to the limitations set forth in this investment restriction.

(d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

Except with respect to restriction (6), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (1) above, the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International Index as a guide to identify industries.

Global Allocation Fund

The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval.

Set forth below are the Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of the Fund are in terms of current market value.

Under its fundamental investment restrictions, the Fund may not:

(1) Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(2) Make investments for the purpose of exercising control or management.

(3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time.

(5) Issue senior securities to the extent such issuance would violate applicable law.

(6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(7) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, (the “Securities Act”) in selling portfolio securities.

(8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under its non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund does intend to engage, from time to time, in short sales “against the box” and in short sales that are covered by securities immediately convertible or exchangeable into the security that is being sold short.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund’s Board of Directors are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 10% of its total assets, taken at market value and then only from banks as a temporary measure for extraordinary or emergency purposes, such as the redemption of Fund shares. The Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

In addition, the Fund may not cease to operate as a diversified investment company, as defined under the Investment Company Act, without approval of a majority of the Fund’s outstanding voting securities.

Except with respect to restriction (6), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (1) above, the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [        ] day of June, 2006, by and among Merrill Lynch Global Allocation Fund, Inc., a registered investment company and a Maryland Corporation (the “Acquiring Corporation”), Merrill Lynch Strategy Series, Inc., a registered investment company and a Maryland Corporation (the “Selling Corporation”), with respect to Merrill Lynch Strategy Growth and Income Fund and Merrill Lynch Long-Term Growth Fund, each a series of the Selling Corporation (each, a “Strategy Series Fund”, and collectively, the “Strategy Series Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of each Strategy Series Fund in exchange for Class A, Class B, Class C, Class I and Class R shares of the Acquiring Corporation (“Acquiring Corporation Shares”); (ii) the assumption by the Acquiring Corporation of the Stated Liabilities (as defined in paragraph 1.3) of each Strategy Series Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Corporation Shares to the shareholders of each Strategy Series Fund and the termination and complete liquidation of the Strategy Series Funds, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The consummation of one Strategy Series Fund Reorganization is not dependent upon the consummation of the Reorganization of the other Strategy Series Fund.

The Strategy Series Funds are each a “fund of funds.” In order to effect the Reorganization, each Strategy Series Fund will redeem in kind its pro rata portion of the assets of its underlying funds, and those assets will be acquired by the Acquiring Corporation in the Reorganization.

WHEREAS, the Acquiring Corporation and the Selling Corporation are open-end, registered management investment companies within the meaning of the 1940 Act, and the Strategy Series Funds own securities that generally are assets of the character in which the Acquiring Corporation is permitted to invest;

WHEREAS, each of the Acquiring Corporation and each Strategy Series Fund are properly treated as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Corporation is authorized to issue its shares of common stock;

WHEREAS, the Board of Directors of the Acquiring Corporation has determined that the Reorganization is in the best interests of the Acquiring Corporation and that the interests of the existing shareholders of the Acquiring Corporation will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Directors of the Selling Corporation, on behalf of each Strategy Series Fund, has determined that the Reorganization is in the best interests of each Strategy Series Fund and that the interests of the existing shareholders of each Strategy Series Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE STRATEGY SERIES FUNDS IN EXCHANGE FOR ACQUIRING

CORPORATION SHARES AND THE ASSUMPTION OF STRATEGY SERIES FUNDS’ STATED

LIABILITIES AND LIQUIDATION OF THE STRATEGY SERIES FUNDS

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Strategy Series Funds agree to convey, transfer and deliver the assets of the Strategy Series Funds described in paragraph 1.2 to the Acquiring Corporation free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Corporation agrees: (a) to deliver to each Strategy Series Fund the number of full and fractional shares of each corresponding class of Acquiring Corporation, determined by dividing: (i) the aggregate value of each Strategy Series Fund’s assets, net of certain stated liabilities of each Strategy Series Fund, attributable to each share class of each Strategy Series Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Corporation Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of each Strategy Series Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Corporation correspond to the classes of shares of each Strategy Series Fund as follows: Class A shares of the Acquiring Corporation correspond to Class A shares of each Strategy Series Fund; Class B shares of the Acquiring Corporation correspond to Class B shares of each Strategy Series Fund; Class C shares of the Acquiring Corporation correspond to Class C shares of each Strategy Series Fund; Class I shares of the Acquiring Corporation correspond to Class I shares of each Strategy Series Fund; Class I shares of the Acquiring Corporation correspond to Class I shares of each Strategy Series Fund, and Class R shares of the Acquiring Corporation correspond to Class R shares of each Strategy Series Fund.

1.2 ASSETS TO BE ACQUIRED. The assets of each Strategy Series Fund to be acquired by the Acquiring Corporation shall consist of all property owned by each Strategy Series Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to each Strategy Series Fund, any deferred or prepaid expenses shown as an asset on the books of each Strategy Series Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than each Strategy Series Fund’s rights under this Agreement (the “Assets”). Each Strategy Series Fund in connection with the Reorganization will redeem its respective holdings in the underlying investment companies (the “Underlying Funds”) in which it invests and will receive a pro rata portion of the securities held by the Underlying Funds equal to its proportional ownership of each Underlying Fund.

Each Strategy Series Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Corporation with (a) a list of each Strategy Series Fund’s portfolio securities and other investments and (b) a list of each Strategy Series Fund’s “historic business assets,” which are defined for this purpose as (i) those assets that were acquired by each Strategy Series Fund prior to the date of the approval of the Reorganization by the Board of Directors of the Selling Corporation on behalf of each Strategy Series Fund, and (ii) those assets that were acquired subsequent to such board approval but in accordance with each Strategy Series Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Corporation will, within 3 days prior to the Closing Date, furnish each Strategy Series Fund with a list of the securities and other instruments, if any, on each Strategy Series Fund’s list referred to above that do not conform to the Acquiring Corporation’s investment objectives, policies and restrictions. If requested by the Acquiring Corporation, each Strategy Series Fund will dispose of securities and other instruments on the Acquiring Corporation’s list before the Closing Date. In addition, if it is determined that the portfolios of each Strategy Series Fund and the Acquiring Corporation, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Corporation with respect to such investments, each Strategy Series Fund, if requested by the Acquiring Corporation, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After each Strategy Series Fund furnishes the Acquiring Corporation with the list described above, each Strategy Series Fund will not, without the prior approval of the Acquiring Corporation, acquire any additional securities other than securities which the Acquiring Corporation is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing,

(a) nothing herein will require either Strategy Series Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Selling Corporation’s Board of Directors on behalf of that Strategy Series Fund or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of that Strategy Series Fund and (b) nothing will permit either Strategy Series Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Corporation’s Directors or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the respective Strategy Series Fund.

1.3 LIABILITIES TO BE ASSUMED. Each Strategy Series Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Corporation shall assume only those accrued and unpaid liabilities of a Strategy Series Fund set forth in such Strategy Series Fund’s statement of assets and liabilities as of the Closing Date delivered by such Strategy Series Fund to the Acquiring Corporation pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Corporation shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of either Strategy Series Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Acquiring Corporation shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date; and (ii) the Selling Corporation or the Strategy Series Funds shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date each Strategy Series Fund will distribute in complete liquidation of such Strategy Series Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Strategy Series Fund Shareholders”), all of the Acquiring Corporation Shares received by such Strategy Series Fund. Upon completion of the distribution of all of the Acquiring Corporation Shares in accordance with the prior sentence, each Strategy Series Fund will thereupon proceed to liquidate and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Corporation of Acquiring Corporation Shares credited to the account of each Strategy Series Fund to open accounts on the share records of the Acquiring Corporation in the name of the Strategy Series Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Corporation Shares due Strategy Series Fund Shareholders holding the corresponding class of each Strategy Series Fund’s shares. All issued and outstanding shares of each Strategy Series Fund will, simultaneously with the liquidation, be cancelled on the books of each Strategy Series Fund and will be null and void. The Acquiring Corporation shall not issue certificates representing Acquiring Corporation Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Corporation Shares will be shown on the books of the Acquiring Corporation’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Corporation Shares in a name other than the registered holder of Strategy Series Fund shares on the books of each Strategy Series Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Corporation Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of either Strategy Series Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of that Strategy Series Fund, or the Selling Corporation on behalf of that Strategy Series Fund.

1.9 TERMINATION AND DISSOLUTION. Each Strategy Series Fund shall be terminated as a series of the Selling Corporation promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the State of Maryland and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to each Strategy Series Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of each Strategy Series Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Corporation, shall be made available to the appropriate Strategy Series Fund from and after the Closing Date at the Acquiring Corporation’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 ACTION BY CORPORATION. The Acquiring Corporation shall take all actions expressed herein as being the obligations of the Acquiring Corporation. The Selling Corporation shall take all actions expressed herein as being the obligations of either Strategy Series Fund on behalf of that Strategy Series Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Corporation hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the Acquiring Corporation’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Corporation Shares shall be the net asset value per share for that class computed at the Valuation Time, using the Acquiring Corporation’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on August 25, 2006, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP at 787 Seventh Avenue, New York, NY, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. Each Strategy Series Fund shall instruct its Custodian, State Street Bank and Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Corporation on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by each Strategy Series Fund. Each Strategy Series Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Corporation, Brown Brothers Harriman & Co., for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by each Strategy Series Fund as of the Closing Date for the account of the Acquiring Corporation, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. Each Strategy Series Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by each Strategy Series Fund shall be transferred and delivered by each Strategy Series Fund as of the Closing Date for the account of the Acquiring Corporation.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Corporation or each Strategy Series Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Corporation or each Strategy Series Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. Each Strategy Series Fund shall instruct its transfer agent, Financial Data Services, Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of each Strategy Series Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each Strategy Series Fund Shareholder immediately prior to the Closing. The Acquiring Corporation shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Corporation Shares to be credited on the Closing Date to each Strategy Series Fund, or provide evidence reasonably satisfactory to each Strategy Series Fund that such Acquiring Corporation Shares have been credited to the relevant Strategy Series Fund’s account on the books of the Acquiring Corporation.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If a Strategy Series Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Acquiring Corporation of any of the Assets of that Strategy Series Fund for the reason that any of such Assets have not yet been delivered to it by that Strategy Series Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, that Strategy Series Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Corporation or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF EACH STRATEGY SERIES FUND. The Selling Corporation, on behalf of each Strategy Series Fund, represents and warrants to the Acquiring Corporation as follows:

(a) The Selling Corporation is a corporation that is duly organized, validly existing and in good standing under laws of the State of Maryland. Each Strategy Series Fund is a legally designated, separate series of the Selling Corporation. The Selling Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on each Strategy Series Fund. The Selling Corporation, on behalf of each Strategy Series Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on each Strategy Series Fund.

(b) The Selling Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Selling Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to each Strategy Series Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Selling Corporation and each Strategy Series Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Selling Corporation and each Strategy Series Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Selling Corporation with respect to the Selling Corporation and each Strategy Series Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Selling Corporation’s prospectus, statement of additional information and shareholder reports, as they relate to the Strategy Series Funds, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Each of the Strategy Series Funds is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Corporation on behalf of each Strategy Series Fund will not result in the violation of Maryland law or any provision of the Selling Corporation’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Corporation (with respect to each Strategy Series Fund) or each Strategy Series Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Corporation on behalf of each Strategy Series Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Corporation or each Strategy Series Fund is a party or by which it is bound.

(f) Each of the Selling Corporation and each Strategy Series Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Selling Corporation’s knowledge threatened against either Strategy Series Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Selling Corporation or the Strategy Series Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Strategy Series Fund to carry out the transactions contemplated by this Agreement. Each Strategy Series Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of each Strategy Series Fund as of December 31, 2005 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Corporation) fairly reflect the financial condition and the results of operations of each Strategy Series Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of a Strategy Series Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of each Strategy Series Fund as reflected in the audited financial statements for the fiscal year ended December 31, 2005, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Strategy Series Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in each Strategy Series Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of each Strategy Series Fund, or any incurrence by a Strategy Series Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Corporation. For the purposes of this paragraph 4.1(i), a decline in the net asset value of a Strategy Series Fund due to declines in the value of the Strategy Series Fund’s assets, the discharge of a Strategy Series Fund’s liabilities or the redemption of a Strategy Series Fund’s shares by a Strategy Series Fund’s Shareholders shall not constitute a material adverse change.

(j) Since December 31, 2005 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of each Strategy Series Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of each Strategy Series Fund granted by or on behalf of each Strategy Series Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for each Strategy Series Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of each Strategy Series Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of each Strategy Series Fund for borrowed money or any commitment to borrow money by or on behalf of each Strategy Series Fund; (v) any amendment of the Selling Corporation’s organizational documents in a manner materially affecting the Selling Corporation or each Strategy Series Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of each Strategy Series Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of each Strategy Series Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of each Strategy Series Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Selling Corporation has authorized capital stock allocated to each Strategy Series Fund consisting of 833,333,333 shares of common stock having a par value of $0.0001 per share, of which it is authorized to issue approximately 166,666,667 shares of each of Class A, Class B, Class C, Class I and Class R shares for each Strategy Series Fund. As of June 2, 2006, there were outstanding 4,057,151 shares of the Growth & Income Fund, and 6,682,892 shares of the Long-Term Growth Fund, and no shares of either Strategy Series Fund were held in the treasury of the Selling Corporation. All issued and outstanding shares of common stock of each Strategy Series Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of each Strategy Series Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Strategy Series Funds’ transfer agent as provided in paragraph 3.4. Each Strategy Series Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of such Strategy Series Fund shares and has no outstanding securities convertible into any Strategy Series Fund shares.

(m) At the Closing Date, the Selling Corporation, on behalf of each Strategy Series Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Corporation pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Corporation has received notice and which have been taken into account in the net asset valuation of each Strategy Series Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Corporation will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Corporation.

(n) The Selling Corporation, on behalf of each Strategy Series Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Selling Corporation. Subject to approval by Strategy Series Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Corporation and each Strategy Series Fund, enforceable in accordance with its terms and no other corporate action or proceedings by each Strategy Series Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by each Strategy Series Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) Each Strategy Series Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement and the approval of this Agreement by each Strategy Series Fund’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Corporation, on behalf of each Strategy Series Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Shareholders of each Strategy Series Fund as described in paragraph 4.1(r) is required for the consummation by the Selling Corporation, on behalf of each Strategy Series Fund, of the transactions contemplated by this Agreement.

(r) Each Strategy Series Fund has called a special meeting of its Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than August 15, 2006 (or such other date as the parties may agree to in writing).

4.2 REPRESENTATIONS OF THE ACQUIRING CORPORATION. The Acquiring Corporation represents and warrants to the Selling Corporation, on behalf of each Strategy Series Fund, as follows:

(a) The Acquiring Corporation is a corporation duly organized under the laws of the State of Maryland. The Acquiring Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Corporation. The Acquiring Corporation has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Corporation.

(b) The Acquiring Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Corporation, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Corporation, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Corporation and each Strategy Series Fund furnished to the Acquiring Corporation by the Selling Corporation or each Strategy Series Fund. From the effective date of the Registration Statement through the time of the meeting of each Strategy Series Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Corporation with respect to the Acquiring Corporation for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Corporation’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Corporation is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Corporation will not result in the violation of, Maryland law or any provision of the Acquiring Corporation’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Corporation is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Corporation result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Corporation is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Corporation’s knowledge threatened against the Acquiring Corporation or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Corporation’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Corporation to carry out the transactions contemplated by this Agreement. The Acquiring Corporation knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Corporation as of October 31, 2005 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to each Strategy Series Fund) fairly reflect the financial condition and the results of operations of the Acquiring Corporation as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Corporation whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquiring Corporation for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the Acquiring Corporation, and such statements (true and complete copies of which have been furnished to each Strategy Series Fund) fairly reflect the financial condition and the results of operations of the Acquiring Corporation as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Corporation whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Corporation as reflected in the audited financial statements for the fiscal year ended October 31, 2005 and the unaudited financial statements for the six months ended April 30, 2006, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Corporation shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Corporation’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Corporation, or any incurrence by the Acquiring Corporation of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Corporation. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the Acquiring Corporation due to declines in the value of Acquiring Corporation’s assets, the discharge of the Acquiring Corporation’s liabilities or the redemption of Acquiring Corporation shares by Acquiring Corporation Shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Corporation required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Corporation’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Acquiring Corporation is authorized to issue 5,550,000,000 shares of common stock, par value $0.10 per share, of which it is authorized to issue 450,000,000 shares of Class A, 1,500,000,000 shares of Class B, 700,000,000 shares of Class C, 900,000,000 shares of Class I and 2,000,000,000 shares of Class R. As of June 2, 2006, there were outstanding 829,452,357 shares of the Acquiring Corporation, and no shares of the Acquiring Corporation were held in the treasury of the Acquiring Corporation. All issued and outstanding shares of common stock of the Acquiring Corporation have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption there from and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Corporation has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Corporation’s shares and has no outstanding securities convertible into any of the Acquiring Corporation’s shares.

(k) At the Closing Date, the Acquiring Corporation will have good and marketable title to all of its assets and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Selling Corporation has received notice at or prior to the Closing Date.

(l) The Acquiring Corporation has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Acquiring Corporation. This Agreement constitutes a valid and binding obligation of the Acquiring Corporation, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Corporation are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Acquiring Corporation Shares to be issued and delivered to each Strategy Series Fund for the account of the Strategy Series Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Corporation Shares will be duly and validly issued and will be fully paid and nonassessable.

(n) The information to be furnished by the Acquiring Corporation for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o) The Acquiring Corporation has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(p) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Corporation of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the respective Strategy Series Fund as described in paragraph 4.1(r) is required for the consummation by the Acquiring Corporation of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING CORPORATION AND EACH STRATEGY SERIES FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Corporation and each Strategy Series Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 Each Strategy Series Fund will prepare and deliver to the Acquiring Corporation on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of each Strategy Series Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of each Strategy Series Fund are being correctly determined in accordance with the terms of this Agreement. Each

Strategy Series Fund will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of each Strategy Series Fund and (2) a list of each Strategy Series Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Corporation.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, each Strategy Series Fund shall make available to the Acquiring Corporation’s officers and agents all books and records of each Strategy Series Fund.

5.4 ADDITIONAL INFORMATION. The Selling Corporation and each Strategy Series Fund will assist the Acquiring Corporation in obtaining such information as the Acquiring Corporation reasonably requests concerning the beneficial ownership of each Strategy Series Fund’s shares.

5.5 CONTRACT TERMINATION. Each Strategy Series Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities; the Selling Corporation will terminate all agreements to which it is a party relating to a Strategy Series Fund (other than this Agreement) effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Corporation and each Strategy Series Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Corporation and each Strategy Series Fund covenants that it will, as and when reasonably requested by the Acquiring Corporation, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Corporation may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Corporation’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Selling Corporation shall furnish to the Acquiring Corporation, in such form as is reasonably satisfactory to the Acquiring Corporation, a statement of the earnings and profits of that Strategy Series Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Corporation will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Corporation.

5.8 UNAUDITED FINANCIAL STATEMENTS. The Selling Corporation shall furnish to the Acquiring Corporation within five (5) business days after the Closing Date, an unaudited statement of each Strategy Series Fund’s assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of that Strategy Series Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Corporation as complying with the requirements hereof.

5.9 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Corporation will prepare and file with the Commission the Registration Statement relating to the Acquiring Corporation Shares to be issued to shareholders of each Strategy Series Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of each Strategy Series Fund Shareholders meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Strategy Series Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of each Strategy Series Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Sidley Austin LLP, counsel to the Acquiring Corporation, will request a ruling from the U.S. Internal Revenue Service concerning the treatment of the transaction to the Acquiring Corporation, each Strategy Series Fund, and their shareholders, and if the ruling is not received prior to the Closing Date, will render an opinion on these matters. Neither the Acquiring Corporation, the Selling Corporation nor the Strategy Series Funds shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Corporation, the Selling Corporation and each Strategy Series Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, counsel to the Acquiring Corporation, to request the ruling or render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

5.11 REASONABLE BEST EFFORTS. Each of the Acquiring Corporation, the Selling Corporation and each Strategy Series Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The Acquiring Corporation agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH STRATEGY SERIES FUND

The obligations of each Strategy Series Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Corporation of all the obligations to be performed by the Acquiring Corporation pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Corporation contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Corporation shall have delivered to each Strategy Series Fund a certificate executed by the Acquiring Corporation’s President and its Treasurer, in form and substance satisfactory to each Strategy Series Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Acquiring Corporation as each Strategy Series Fund shall reasonably request. Each Strategy Series Fund shall have received certified copies of the resolutions adopted by the Board of Directors of the Acquiring Corporation approving this Agreement and the transactions contemplated herein.

6.2 The Selling Corporation shall have received on the Closing Date an opinion of Sidley Austin LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Corporation, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Corporation is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Acquiring Corporation of the Agreement nor the compliance by the Acquiring Corporation with the terms and provisions thereof will contravene any provision of any applicable laws of the State of Maryland and any applicable federal law of the United States of America.

(c) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Corporation or the enforceability of the Agreement against the Acquiring Corporation.

(d) The Acquiring Corporation is a corporation validly existing under the applicable laws of the State of Maryland.

(e) The Acquiring Corporation has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Acquiring Corporation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Acquiring Corporation.

(f) The Agreement has been duly executed and delivered by the Acquiring Corporation under the applicable laws of the State of Maryland and assuming the Agreement is a valid and binding obligation of the Selling Corporation constitutes the valid and binding obligation of the Acquiring Corporation, enforceable against the Acquiring Corporation in accordance with its terms.

(g) The execution and delivery by the Acquiring Corporation of the Agreement and the performance by the Acquiring Corporation of its obligations under the Agreement do not conflict with the charter or the by-laws of the Acquiring Corporation.

(h) The Acquiring Corporation Shares being issued pursuant to the Agreement have been duly authorized by the Acquiring Corporation and upon issuance thereof in accordance with the Agreement, will be validly issued and fully paid.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING CORPORATION

The obligations of the Acquiring Corporation to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Corporation and each Strategy Series Fund of all the obligations to be performed by the Selling Corporation and each Strategy Series Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of each of the Selling Corporation and each Strategy Series Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Each Strategy Series Fund shall have delivered to the Acquiring Corporation on the Closing Date a certificate executed by the Selling Corporation’s President and the Treasurer, in form and substance satisfactory to the Acquiring Corporation and dated as of the Closing Date, to such effect and as to such other matters with respect to that Strategy Series Fund as the Acquiring Corporation shall reasonably request. The Acquiring Corporation shall have received certified copies of the resolutions adopted by the Board of Directors of the Selling Corporation, with respect to each Strategy Series Fund, approving this Agreement and the transactions contemplated herein.

7.2 Each Strategy Series Fund shall have delivered to the Acquiring Corporation (1) a statement as of the Closing Date of that Strategy Series Fund’s assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of that Strategy Series Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Selling Corporation.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, each Strategy Series Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to each Strategy Series Fund Shareholders all of such Strategy Series Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The Acquiring Corporation shall have received on the Closing Date an opinion of Sidley Austin LLP, as special Maryland counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Corporation, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Selling Corporation is a corporation validly existing under the applicable laws of the State of Maryland.

(b) The Selling Corporation and each Strategy Series Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by each Strategy Series Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Selling Corporation and each Strategy Series Fund under the applicable laws of the State of Maryland.

(c) The Agreement has been duly executed and delivered by the Selling Corporation, on behalf of each Strategy Series Fund, under the applicable laws of the State of Maryland.

(d) The execution and delivery by the Selling Corporation, on behalf of each Strategy Series Fund, of its obligations under the Agreement do not conflict with the charter or the by-laws of the Selling Corporation.

(e) Neither the execution, delivery nor performance by the Selling Corporation of the Agreement nor the compliance by each Strategy Series Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

7.5 The Acquiring Corporation shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Corporation, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Selling Corporation is registered as an open-end management investment company under the 1940 Act.

(b) That, assuming the Agreement is a valid and binding obligation of the Acquiring Corporation, the Agreement constitutes the valid and binding obligation of the Selling Corporation, on behalf of each Strategy Series Fund, enforceable against the Selling Corporation, on behalf of each Strategy Series Fund, in accordance with its terms.

(c) Neither the execution, delivery nor performance by the Selling Corporation of the Agreement nor the compliance by each Strategy Series Fund with the terms and provisions thereof will contravene any provision of applicable federal law of the United States of America.

(d) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Selling Corporation on behalf of each Strategy Series Fund or the enforceability of the Agreement against the Selling Corporation and each Strategy Series Fund.

7.6 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the respective Strategy Series Funds, or sales loads of the respective Strategy Series Funds nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

7.7 Each Strategy Series Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities; the Selling Corporation shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), that relate to each Strategy Series Fund, other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING

CORPORATION, THE SELLING CORPORATION AND EACH STRATEGY SERIES FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquiring Corporation, the Selling Corporation or each Strategy Series Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement; if any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to a Strategy Series Fund or the Selling Corporation, the Acquiring Corporation shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to that Strategy Series Fund:

8.1 This Agreement and the transactions contemplated herein, with respect to a Strategy Series Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Strategy Series Fund in accordance with the provisions of the Selling Corporation’s charter and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Corporation, in such form as shall be reasonably acceptable to the Acquiring Corporation. Notwithstanding anything herein to the contrary, neither the Acquiring Corporation, the Selling Corporation nor the Strategy Series Funds may waive the conditions set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Corporation or either Strategy Series Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Corporation on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Corporation shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Corporation, the Selling Corporation or each Strategy Series Fund, or any of the investment advisers, Directors or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Selling Corporation and the Acquiring Corporation shall have received a ruling from the Internal Revenue Service, or, if such ruling is not received prior to the Closing Date, shall each have received an opinion of Sidley Austin LLP, counsel to the Acquiring Corporation, in either case substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of all of the Assets solely in exchange for Acquiring Corporation Shares and the assumption by the Acquiring Corporation of the Stated Liabilities of each Strategy Series Fund followed by the distribution of Acquiring Corporation Shares to the Strategy Series Fund Shareholders in complete dissolution and liquidation of each Strategy Series Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Corporation and each Strategy Series Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Corporation upon the receipt of all of the Assets solely in exchange for Acquiring Corporation Shares and the assumption by the Acquiring Corporation of the Stated Liabilities of each Strategy Series Fund;

(c) no gain or loss will be recognized by either Strategy Series Fund upon the transfer of the Assets to the Acquiring Corporation solely in exchange for Acquiring Corporation Shares and the assumption by the Acquiring Corporation of the Stated Liabilities of each Strategy Series Fund or upon the distribution (whether actual or constructive) of Acquiring Corporation Shares to Strategy Series Fund Shareholders in exchange for such shareholders’ shares of a Strategy Series Fund in liquidation of the Strategy Series Fund;

(d) no gain or loss will be recognized by the Strategy Series Fund Shareholders upon the exchange of their Strategy Series Fund shares solely for Acquiring Corporation Shares in the Reorganization;

(e) the tax basis of Acquiring Corporation Shares received by each Strategy Series Funds Shareholder pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the Strategy Series Fund shares exchanged therefor by such shareholder;

(f) the holding period of Acquiring Corporation Shares to be received by each Strategy Series Funds Shareholder pursuant to the Reorganization (including any fractional share) will include the period during which the Strategy Series Fund shares exchanged therefor were held by such shareholder, provided such Strategy Series Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Corporation will be the same as the tax basis of such Assets to the relevant Strategy Series Fund immediately before the Reorganization;

(h) the holding period of the Assets in the hands of the Acquiring Corporation will include the period during which those assets were held by the relevant Strategy Series Fund; and

(i) no gain or loss will be recognized by either Strategy Series Fund upon the receipt of Assets from each underlying fund (each, an “Underlying Fund”) in which that Strategy Series Fund had invested in complete redemption of the Strategy Series Fund’s investment in the Underlying Fund;

(j) no gain or loss will be recognized by an Underlying Fund on a distribution of assets to a Strategy Series Fund in redemption of the Strategy Series Fund’s interest in the Underlying Fund;

(k) the tax basis of the assets acquired by a Strategy Series Fund will be the same as the tax basis of the Strategy Series Fund’s interest in the relevant Underlying Fund immediately before the distribution, reduced by the amount of any money received; and

(l) the holding period of the assets in the hands of the Strategy Series Funds will include the period during which those assets were held by the Underlying Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Acquiring Corporation, the Selling Corporation and each Strategy Series Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Corporation, the Selling Corporation nor either Strategy Series Fund may waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, Merrill Lynch & Co., Inc. or one or more of its affiliates shall bear the direct and indirect expenses incurred by the Acquiring Corporation, the Selling Corporation and each Strategy Series Fund, each in connection with the purchase and sale of assets and liquidation and dissolution of each Strategy Series Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Selling Corporation, on behalf of each Strategy Series Fund, and the Acquiring Corporation, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Corporation and the Selling Corporation. In addition, the Acquiring Corporation or the Selling Corporation may at their option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Corporation or the Selling Corporation, or their respective Board of Directors or officers, to any other party or its Board of Directors. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Corporation, or the Selling Corporation as specifically authorized by their respective Board of Directors; provided, however, that, following the meetings of the Strategy Series Fund Shareholders called by the Strategy Series Funds pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Corporation Shares to be issued to the Strategy Series Fund Shareholders under this Agreement to the detriment of such Strategy Series Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Corporation, the Selling Corporation or each Strategy Series Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attention: Robert C. Doll, Jr., President, or to any other address that the Acquiring Corporation, the Selling Corporation or each Strategy Series Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

By:
Name:	Donald C. Burke
Title:	Treasurer

MERRILL LYNCH STRATEGY SERIES, INC., on behalf of its series,

MERRILL LYNCH STRATEGY GROWTH AND INCOME FUND and

MERRILL LYNCH STRATEGY LONG-TERM GROWTH FUND

By:
Name:	Donald C. Burke
Title:	Treasurer

MERRILL LYNCH STRATEGY SERIES, INC.

Merrill Lynch Strategy Growth and Income Fund

Merrill Lynch Strategy Long-Term Growth Fund

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

PART B

STATEMENT OF ADDITIONAL INFORMATION

June 14, 2006

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Merrill Lynch Strategy Growth and Income Fund and the Merrill Lynch Long-Term Growth Fund (the “Strategy Series Funds”), each a series of Merrill Lynch Strategy Series, Inc., a Maryland corporation, into Merrill Lynch Global Allocation Fund, Inc. (the “Global Allocation Fund”).

This SAI contains information which may be of interest to shareholders of each Strategy Series Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated June 14, 2006 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all of the assets of, and the assumption of certain stated liabilities of, each Strategy Series Fund in exchange for shares of the Global Allocation Fund. Each Strategy Series Fund would distribute the Global Allocation Fund shares it receives to its shareholders in complete liquidation of each Strategy Series Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to Merrill Lynch Global Allocation Fund, Inc, 800 Scudders Mill Road, Plainsboro, NJ 08536, or by calling 1-800-995-6526.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information about the Global Allocation Fund and the Strategy Series Funds	2
Financial Statements	2

ADDITIONAL INFORMATION ABOUT

THE GLOBAL ALLOCATION FUND AND THE STRATEGY SERIES FUNDS

For the Global Allocation Fund: Incorporates by reference the Statement of Additional Information in the Registration Statement on Form N-1A of the Global Allocation Fund dated February 27, 2006, as supplemented, as filed with the Securities and Exchange Commission.

For the Strategy Series Funds: Incorporates by reference the Statement of Additional Information in the Registration Statement on Form N-1A of the Merrill Lynch Strategy Series, Inc. dated April 27, 2006, as supplemented, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

Pro forma financial statements reflecting consummation of the Reorganization have not been prepared since, as of April 30, 2006 the net asset value of the Growth & Income Fund and the Long-Term Growth Fund did not exceed 10% of the net asset value of the Global Allocation Fund.

This SAI incorporates by reference (i) the Annual Report of the Global Allocation Fund for the year ended October 31, 2005 and (ii) the Annual Reports of the Strategy Series Funds for the year ended December 31, 2005. Each of these reports contains historical financial information regarding the Funds and has been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Reports, the reports of the independent registered public accounting firm therein, are incorporated herein by reference.

2

PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s Amended and Restated By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

Article VI of the Amended and Restated By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended, (the “Investment Company Act”) may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he or she is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement, the Prospectus or the Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the

Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Ex. Number			Description
1	(a)	—	Articles of Incorporation of the Registrant, dated June 7, 1988.(a)

(b	)	—	Articles of Amendment to the Articles of Incorporation of the Registrant, dated November 28, 1988.(a)

(c	)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated December 7, 1992.(a)

(d	)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated July 13, 1993.(d)

(e	)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated December 16, 1993.(d)

(f	)	—	Articles of Amendment to the Articles of Incorporation of the Registrant, dated October 17, 1994.(b)

(g	)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated October 17, 1994.(b)

(h	)	—	Articles of Transfer from Merrill Lynch Balanced Fund for Investment and Retirement, Inc. to the Registrant, dated March 1, 1996.(t)

(i	)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated September 9, 1996.(d)

(j	)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated November 6, 1996 (including Certificate of Correction dated February 19, 1997 filed with respect thereto).(d)

(k	)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated November 12, 1997.(g)

(l	)	—	Articles of Transfer from The Asset Program, Inc. to the Registrant, dated July 19, 2000.(t)

(m	)	—	Articles of Transfer from Merrill Lynch Asset Growth Fund, Inc. to the Registrant, dated July 19, 2000.(t)

(n	)	—	Articles of Transfer from Merrill Lynch Asset Income Fund, Inc. to the Registrant, dated July 19, 2000.(t)

(o	)	—	Articles of Amendment to the Articles of Incorporation of the Registrant, dated September 25, 2000.(t)

(p	)	—	Articles Supplementary Increasing the Authorized Capital Stock of the Registrant and Creating an Additional Class of Common Stock, dated December 9, 2002.(r)

(q	)	—	Articles of Amendment to the Articles of Incorporation, dated April 14, 2003.(v)

(r	)	—	Articles Supplementary Classifying Shares of Authorized Capital Stock, dated December 30, 2004.(z)

Ex. Number		Description
2	—	Amended and Restated By-Laws of the Registrant.(v)

3	—	None

4	—	Form of Agreement and Plan of Reorganization by and between Merrill Lynch Global Allocation Fund, Inc. and Merrill Lynch Strategy Series, Inc. (included as Appendix B to the Combined Prospectus/Proxy Statement included in this Registration Statement).

5	—	Portions of the Articles of Incorporation, as amended and supplemented, and the By-Laws of the Registrant defining rights of Shareholders.(e)

6(a)	—	Management Agreement between the Registrant and Merrill Lynch Investment Managers, L.P. (the “Manager”), dated December 13, 1988.(c)

(b)	—	Sub-Advisory Agreement between the Manager and Merrill Lynch Asset Management U.K. Limited, dated January 18, 1989.(c)

(c)	—	Supplement to Management Agreement between the Registrant and the Manager, dated January 3, 1994.(x)

7	—	Form of Unified Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(l)

8	—	None

9	—	Form of Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.(m)

10(a)	—	Amended and Restated Class A Distribution Plan.(f)

(b)	—	Form of Amended and Restated Class B Distribution Plan.(k)

(c)	—	Form of Amended and Restated Class C Distribution Plan.(k)

(d)	—	Form of Class R Distribution Plan of the Registrant.(q)

(e)	—	Revised Merrill Lynch Select Pricing System Plan pursuant to Rule 18f-3.(f)

11	—	Opinion and consent of Sidley Austin LLP, counsel for the Registrant.*

12	—	Tax opinion and consent of Sidley Austin LLP, tax counsel for the Registrant and Merrill Lynch Strategy Series, Inc.**

13(a)	—	Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(w)

(b)	—	Form of License Agreement relating to the use of name between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(c)

(c)(1)	—	Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(i)

(c)(2)	—	Form of Second Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(p)

(c)(3)	—	Form of Third Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(s)

(c)(4)	—	Form of Fourth Amended and Restated Credit Agreement between the Registrant and a syndicate of banks and certain other parties.(j)

(c)(5)	—	Form of Fifth Amended and Restated Credit Agreement between the Registrant and a syndicate of banks and certain other parties.(y)

Ex. Number		Description
(c)(6)	—	Form of Sixth Amended and Restated Credit Agreement between the Registrant and a syndicate of banks and certain other parties.(z)

(d)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(o)

(e)	—	Securities Lending Agency Agreement between the Registrant and QA Advisors LLC (now MLIM LLC) dated August 10, 2001.(n)

14	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant and for Merrill Lynch Strategy Series, Inc.*

15	—	None.

16	—	Power of Attorney. (included on signature page of initial filing of Registration Statement on Form N-14 (File No. 333-133929, filed on May 9, 2006)

17(a)	—	Prospectus and Statement of Additional Information of the Merrill Lynch Global Allocation Fund, Inc., each dated February 27, 2006.(aa)

(b)	—	Prospectus and Statement of Additional Information of the Merrill Lynch Strategy Growth & Income Fund and the Merrill Lynch Strategy Long-Term Growth Fund, each dated April 27, 2006.(bb)

(c)	—	Annual Report to Shareholders of the Merrill Lynch Global Allocation Fund, Inc. for the year ended October 31, 2005.(cc)

(d)	—	Annual Report to Shareholders of the Merrill Lynch Strategy Growth & Income Fund and the Merrill Lynch Strategy Long-Term Growth Fund for the year ended December 31, 2005.(dd)

(e)	—	Form of Proxy Card for shareholders of Merrill Lynch Strategy Growth and Income Fund.*

(f)	—	Form of Proxy Card for shareholders of Merrill Lynch Strategy Long-Term Growth Fund.*

(g)	—	Code of Ethics.(u)

*	Filed herewith.
**	To be filed by post-effective amendment.
(a)	Filed on February 24, 1994, as an Exhibit to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “Securities Act”) (File No. 33-22462) (the “Registration Statement”).
(b)	Filed on February 27, 1995, as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.
(c)	Filed on February 27, 1996 as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.
(d)	Filed on February 25, 1997, as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.
(e)	Reference is made to Article III (Sections 3 and 4), Article V, Article VI (Sections 2, 3, 5 and 6), Article VII, Article VIII and Article X of the Registrant’s Articles of Incorporation as amended and supplemented, filed as Exhibits to this Registration Statement, and Article II, Article III (Sections 1, 3, 5, 6 and 17), Article IV (Section I), Article V (Section 7), Article VI, Article VII, Article XIII, and Article XIV of the Registrant’s By-Laws filed as Exhibit 2 to the Registration Statement.
(f)	Incorporated by reference to Exhibits 13(a) and 14 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. (File No. 2-56978), filed on April 17, 2003.
(g)	Filed on February 12, 1998, as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement.
(i)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 14, 2000.

(j)	Incorporated by reference to Exhibit 8(c)(4) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Global Growth Fund, Inc. (File No. 333-32899), filed on December 4, 2003.
(k)	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000.
(l)	Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000.
(m)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Master Large Cap Series Corporation (File No. 811-09739) filed on January 30, 2002.
(n)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.
(o)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.
(p)	Incorporated by reference to Exhibit (b)(2) of the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 811-5870), filed on December 14, 2001.
(q)	Incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Merrill Lynch Basic Value Fund, Inc. (File No. 2-58521), filed on December 20, 2002.
(r)	Filed on December 27, 2002 as an Exhibit to Post-Effective Amendment No. 18 to the Registration Statement.
(s)	Incorporated by reference to Exhibit (b)(3) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 13, 2002.
(t)	Filed on February 20, 2003, as an Exhibit to Post-Effective Amendment No. 19 to the Registration Statement.
(u)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936) filed on January 22, 2004.
(v)	Incorporated by reference to Exhibits 1(q) and 2 to the Registrant’s Registration Statement on Form N-14 (File No. 333-112455), filed on February 3, 2004.
(w)	Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on January 14, 2005.
(x)	Filed on February 17, 2004, as an Exhibit to Post-Effective Amendment No. 20 to the Registration Statement.
(y)	Incorporated by reference to Exhibit 8(c)(5) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on January 14, 2005.
(z)	Incorporated by reference to Exhibit 8(c)(6) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Merrill Lynch U.S Government Fund (File No. 2-92366) filed on December 21, 2005.
(aa)	Incorporated by reference to Post Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A (File No. 033-22462) filed on February 27, 2006.
(bb)	Incorporated by reference to Post Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-88849) filed on April 27, 2006.
(cc)	Annual Report to Shareholders of Merrill Lynch Global Allocation Fund Inc. for the year ended October 31, 2005. Previously filed on Form N-CSR (File No. 811-05576) on December 30, 2005 and incorporated by reference.
(dd)	Annual Report to Shareholders of Merrill Lynch Strategy Growth & Income Fund and Merrill Lynch Strategy Long-Term Growth Fund for the year ended December 31, 2005. Previously filed on Form N-CSR (File No. 811-09617) on March 3, 2006 and incorporated by reference

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 14th day of June, 2006.

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
(Registrant)

By:	/S/ DONALD C. BURKE
Donald C. Burke, Vice President and Treasurer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title
*ROBERT C. DOLL, JR. (Robert C. Doll, Jr.)	President (Principal Executive Officer) and Director

*DONALD C. BURKE (Donald C. Burke)	Vice President and Treasurer (Principal Financial Officer)

*RONALD W. FORBES (Ronald W. Forbes)	Director and Chairman of the Board

*CYNTHIA A. MONTGOMERY (Cynthia A. Montgomery)	Director

*JEAN MARGO REID (Jean Margo Reid)	Director

*ROSCOE S. SUDDARTH (Roscoe S. Suddarth)	Director

*RICHARD R. WEST (Richard R. West)	Director

*EDWARD D. ZINBARG (Edward D. Zinbarg)	Director

*By:	/S/ DONALD C. BURKE	June 14, 2006
(Donald C. Burke, Attorney-in-Fact)

SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number	Description
(4)	Form of Agreement and Plan of Reorganization by and between Merrill Lynch Global Allocation Fund, Inc. and Merrill Lynch Strategy Series, Inc. (included as Appendix B to the Combined Prospectus/Proxy Statement included in this Registration Statement).
11	Opinion and Consent of Sidley Austin LLP, counsel for the Registrant.
14	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant and Merrill Lynch Strategy Series, Inc.
17(e)	Form of Proxy Card for shareholders of Merrill Lynch Strategy Growth and Income Fund.
17(f)	Form of Proxy Card for shareholders of Merrill Lynch Strategy Long-Term Growth Fund.